WRL SERIES FUND, INC.

                         AGGRESSIVE GROWTH PORTFOLIO
                          EMERGING GROWTH PORTFOLIO
                        INTERNATIONAL EQUITY PORTFOLIO
                           GLOBAL SECTOR PORTFOLIO
                               GLOBAL PORTFOLIO
                               GROWTH PORTFOLIO
                               C.A.S.E. GROWTH
                            U.S. EQUITY PORTFOLIO
                            VALUE EQUITY PORTFOLIO
                     TACTICAL ASSET ALLOCATION PORTFOLIO
                           EQUITY-INCOME PORTFOLIO
                              UTILITY PORTFOLIO
                              BALANCED PORTFOLIO
                                BOND PORTFOLIO
                  SHORT-TO-INTERMEDIATE GOVERNMENT PORTFOLIO
                            MONEY MARKET PORTFOLIO

                     STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the WRL Series Fund, Inc. (the "Fund") Prospectus. A copy of the Prospectus may be obtained from the Fund by writing the Fund at 201 Highland Avenue, Largo, Florida 33770-2597 or by calling the Fund at (800) 851-9777.

                             Investment Adviser:

                       WRL INVESTMENT MANAGEMENT, INC.

                                Sub-Advisers:

                         FRED ALGER MANAGEMENT, INC.
              VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT, INC.
               SCOTTISH EQUITABLE INVESTMENT MANAGEMENT LIMITED
                    GE INVESTMENT MANAGEMENT INCORPORATED
                  MERIDIAN INVESTMENT MANAGEMENT CORPORATION
                   INVESCO GLOBAL ASSET MANAGEMENT LIMITED
                          JANUS CAPITAL CORPORATION
                          C.A.S.E. MANAGEMENT, INC.
                   NWQ INVESTMENT MANAGEMENT COMPANY, INC.
                          DEAN INVESTMENT ASSOCIATES
                  LUTHER KING CAPITAL MANAGEMENT CORPORATION
                       FEDERATED INVESTMENT COUNSELING
                    AEGON USA INVESTMENT MANAGEMENT, INC.
                    J.P. MORGAN INVESTMENT MANAGEMENT INC.

The date of the Prospectus to which this Statement of Additional Information relates and the date of this Statement of Additional Information is January 1, 1997.

                              TABLE OF CONTENTS

                                                      PAGE IN THIS STATEMENT    CROSS-REFERENCE
                                                                OF                     TO
                                                      ADDITIONAL INFORMATION   PAGE IN PROSPECTUS
                                                     -----------------------  -------------------
INVESTMENT OBJECTIVES AND POLICIES                               1                   12-25

Investment Restrictions                                          1                      25

 Aggressive Growth Portfolio                                     1                   12-13
 Emerging Growth Portfolio                                       2                   13-14
 International Equity Portfolio                                  3                   14-15
 Global Portfolio                                                5                      16
 Growth, C.A.S.E. Growth and Bond Portfolios                     7               17-18; 23
 U.S. Equity Portfolio                                           8                      18
 Value Equity Portfolio                                         10                      19
 Global Sector Portfolio                                        11                   15-16
 Tactical Asset Allocation Portfolio                            12                      20
 Equity-Income Portfolio                                        13                      21
 Utility Portfolio                                              15                      21
 Balanced Portfolio                                             16                      22
 Short-to-Intermediate Government Portfolio                     17                      23
 Money Market Portfolio                                         18                   24-25

Investment Policies                                             20                   25-27

 Lending                                                        20                      27
 Borrowing                                                      20                      26
 Foreign Securities                                             20                      31
 Investment Funds (International Equity Portfolio)              21                     N/A
 Repurchase and Reverse Repurchase
   Agreements                                                   21                      29
 U.S. Government Securities                                     22                      30
 Non-Investment Grade Debt Securities                           22                      35
 Convertible Securities                                         22                      29
 Investments in Futures, Options and Other
   Derivative Instruments                                       23                   32-33
 Zero Coupon, Pay-In-Kind and Step Coupon
   Securities                                                   34                      35
 Warrants and Rights                                            34                      36
 Mortgage-Backed Securities                                     35                      34
 Asset-Backed Securities                                        35                      34
 Pass-Through Securities                                        35                      34
 Other Income Producing Securities                              36                     N/A
 Illiquid and Restricted/144A Securities                        36                      32
 Other Investment Companies                                     37                      27
 Quality and Diversification Requirements (Money
   Market Portfolio)                                            37                      24
 Bank and Thrift Obligations                                    38                      30

                              TABLE OF CONTENTS

                                                         PAGE IN THIS STATEMENT        CROSS-REFERENCE
                                                                   OF                         TO
                                                         ADDITIONAL INFORMATION       PAGE IN PROSPECTUS
                                                      ---------------------------  -----------------------
Management of the Fund                                             39                          36

 Directors and Officers                                            39                          36
 The Investment Adviser                                            41                          37
 The Sub-Advisers                                                  45                       39-43

Portfolio Transactions and Brokerage                               48                          44

 Portfolio Turnover                                                48                          26
 Placement of Portfolio Brokerage                                  49                          26
Purchase and Redemption of Shares                                  52                          44
 Determination of Offering Price                                   52                          45
 Net Asset Valuation                                               52                          45

Investment Experience Information                                  52                          45

Calculation of Performance Related Information                     53                          11
 Total Return                                                      53                          11
 Yield Quotations                                                  54                          11
 Yield Quotations - Money Market Portfolio                         54                          11

Taxes                                                              55                          11

Capital Stock of the Fund                                          57                          47

Registration Statement                                             57                          46

Financial Statements                                               57                         N/A

Other Information                                                  58                          45

Appendix A - Description of Portfolio Securities                   A-1                         N/A

                       INVESTMENT OBJECTIVES AND POLICIES

The investment objectives of the Aggressive Growth Portfolio, Emerging Growth Portfolio, International Equity Portfolio, Global Sector Portfolio, Global Portfolio, Growth Portfolio, C.A.S.E. Growth Portfolio, U.S. Equity Portfolio, Value Equity Portfolio, Tactical Asset Allocation Portfolio, Equity-Income Portfolio, Utility Portfolio, Balanced Portfolio, Bond Portfolio, Short-to-Intermediate Government Portfolio, and Money Market Portfolio, (a "Portfolio" or collectively, the "Portfolios") of the Fund are described in the Portfolios' Prospectus. Shares of the Portfolios are sold only to the separate accounts of Western Reserve Life Assurance Co. of Ohio ("Western Reserve") and to separate accounts of certain of its affiliated life insurance companies (collectively, the "Separate Accounts") to fund the benefits under certain variable life insurance policies (the "Policies") and variable annuity contracts (the "Annuity Contracts").

As indicated in the Prospectus, each Portfolio's investment objective and, unless otherwise noted, their investment policies and techniques may be changed by the Board of Directors of the Fund without approval of shareholders or holders of the Policies or of the Annuity Contracts (collectively, "Policyholders"). A change in the investment objectives or policies of a Portfolio may result in the Portfolio having investment objectives or policies different from those which a Policyholder deemed appropriate at the time of investment.

As indicated in the Prospectus, each Portfolio is subject to certain fundamental policies and restrictions which may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Portfolio. "Majority" for this purpose and under the Investment Company Act of 1940, as amended (the "1940 Act") means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares of a Portfolio are represented or (ii) more than 50% of the outstanding shares of a Portfolio. A complete statement of all such fundamental policies is set forth below.

INVESTMENT RESTRICTIONS

/diamond/ AGGRESSIVE GROWTH PORTFOLIO

The Portfolio may not, as a matter of fundamental policy:

   1. With respect to 75% of the Portfolio's total assets, purchase the securities of any one issuer (other than Government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer.

   2. Purchase any securities that would cause more than 25% of the value of the Portfolio's total assets to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government securities.

   3. Invest in commodities except that the Portfolio may purchase or sell stock index futures contracts and related options thereon if thereafter no more than 5% of its total assets are invested in aggregate initial margin and premiums.

   4. Purchase or sell real estate or real estate limited partnerships, except that the Portfolio may purchase and sell securities secured by real estate, mortgages or interests therein and securities that are issued by companies that invest or deal in real estate.

   5. Make loans to others, except through purchasing qualified debt obligations, lending portfolio securities or entering into repurchase agreements.

   6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

Furthermore, the Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or Policyholder approval:

   (A) The Portfolio may not invest in warrants, except that the Portfolio may invest in warrants if, as a result, the investments (valued at the lower of cost or market) would not exceed 5% of the value of the Portfolio's net assets, of which not more than 2% of the Portfolio's net assets may be invested in warrants not listed on a recognized domestic stock exchange. Warrants by the Portfolio as part of a unit or attached to securities at the time of acquisition are not subject to this limitation.

   (B) The Portfolio may not sell securities short or purchase securities on margin, except that the Portfolio may obtain any short-term credit necessary for the clearance of purchases and sales of securities. These restrictions shall not apply to transactions involving selling securities "short against the box."

   (C) The Portfolio may not invest in securities of other investment companies, except as it may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or offer of exchange.

   (D) The Portfolio may not pledge, hypothecate, mortgage or otherwise encumber more than 10% of the value of the Portfolio's total assets except as noted in (G) below. These restrictions shall not apply to transactions involving reverse repurchase agreements or the purchase of securities subject to firm commitment agreements or on a when-issued basis.

   (E) The Portfolio may not invest directly in oil, gas, or other mineral development or exploration programs or leases, however, the Portfolio may own debt or equity securities of companies engaged in those businesses.

   (F) The Portfolio may not borrow money, except that the Portfolio may borrow from banks for investment purposes as set forth in the Prospectus. Immediately after any borrowing, including reverse repurchase agreements, the Portfolio will maintain asset coverage of not less than 300% with respect to all borrowings.

   (G) The Portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which the Board of Directors has made a determination as to liquidity, as permitted under the 1940 Act.

   (H) The Portfolio may not invest in companies for the purpose of exercising control or management.

   (I) The Portfolio may not issue senior securities, except that the Portfolio may borrow from banks for investment purposes so long as the Portfolio maintains the required coverage.

   (J) The Portfolio may not purchase or retain the securities of any issuer if, to the knowledge of the Portfolio, any of the officers or directors of the Portfolio or Investment Adviser individually owns more than 0.5% of the outstanding securities of the issuer and together they own beneficially more than 5% of the securities.

/diamond/ EMERGING GROWTH

The Portfolio may not, as a matter of fundamental policy:

   1. With respect to 75% of the Portfolio's total assets purchase the securities of any one issuer (other than Government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer.

   2. Invest more than 25% of the Portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction. In addition, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

   3. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by physical commodities).

   4. Purchase or sell real estate (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

   5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

   6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

Furthermore, the Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or Policyholder approval:

   (A) The Portfolio's investment in warrants (options on securities), valued at the lower of cost or market, may not exceed 5% of the value of its total assets. Included within that amount, but not to exceed 2% of the value of the Portfolio's net assets, may be warrants that are not listed on the New York or American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities shall be deemed to be without value.

   (B) The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, provided that margin payments and other deposits in connection with transactions in options, futures contracts and options on futures contracts shall not be deemed to constitute selling securities short.

   (C) The Portfolio may not purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions and that margin payments and other deposits in connection with transactions in options, futures contracts and options on futures contracts shall not be deemed to constitute purchasing securities on margin.

   (D) The Portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

   (E) The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net assets, provided that this limitation does not apply in the case of assets deposited to provide margin or guarantee positions in options, futures contracts and options on futures contracts or the segregation of assets in connection with such contracts.

   (F) The Portfolio may not invest directly in oil, gas, or other mineral development or exploration programs or leases; however, the Portfolio may own debt or equity securities of companies engaged in those businesses.

   (G) The Portfolio may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the Portfolio's total assets by reason of a decline in total assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements.

   (H) The Portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 Act or any other securities as to which the Board of Directors has made a determination as to liquidity, as permitted under the 1940 Act.

   (I) The Portfolio may not invest in companies for the purpose of exercising control or management.

   (J) The Portfolio may not issue senior securities, except as permitted by the 1940 Act.

   (K) The Portfolio may not invest in securities of foreign issuers denominated in foreign currency and not publicly traded in the United States if at the time of acquisition more than 20% of the Portfolio's total assets would be invested in such securities.

/diamond/ INTERNATIONAL EQUITY PORTFOLIO

The Portfolio may not, as a matter of fundamental policy:

   1. With respect to 75% of the Portfolio's total assets, purchase the securities of any one issuer (other than Government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

   2. Invest more than 25% of the Portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services, for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances. For purposes of this restriction, (a) the government of a country, other than the United States, will be viewed as one industry; and (b) all supranational organizations together will be viewed as one industry.

   3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the Portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

   4. Invest directly in real estate or interests in real estate; however, the Portfolio may own securities or other instruments backed by real estate, including mortgage-backed securities, or debt or equity securities issued by companies engaged in those businesses.

   5. Lend any security or make any other loan if, as a result, more than 30% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

   6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

Furthermore, the Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or Policyholder approval:

   (A) The Portfolio may not (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the Portfolio's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets.

   (B) The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.

   (C) The Portfolio may not purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, provided that margin payments and other deposits in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

   (D) The Portfolio may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as otherwise permitted under the 1940 Act. Investments by the Portfolio in GEI Short-Term Investment Fund, a private investment fund advised by GE Investment Management Incorporated ("GEIM"), created specifically to serve as a vehicle for the collective investment of cash balances of the Portfolio and other accounts advised by GEIM or General Electric Investment Corporation ("GEIC"), are not subject to this restriction, pursuant to and in accordance with necessary regulatory approvals.

   (E) The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or the segregation of assets in connection with such contracts.

   (F) The Portfolio may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33-1/3% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33-1/3% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts. (California insurance regulations currently limit such borrowings to 25% of total assets. See the Prospectus for the Fund's Portfolios, page 26.)

   (G) The Portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Directors, as permitted under the 1940 Act.

   (H) The Portfolio may not invest in companies for the purpose of exercising control or management.

   (I) The Portfolio may not issue senior securities, except as permitted by the 1940 Act.

With respect to investment restriction 2. above, the Portfolio may use the industry classifications reflected by the S&P 500 Composite Stock Index, if applicable at the time of determination. For all other Portfolio holdings, the Portfolio may use the Directory of Companies Required to File Annual Reports with the SEC and Bloomberg Inc. In addition, the Portfolio may select its own industry classifications, provided such classifications are reasonable.

/diamond/ GLOBAL PORTFOLIO

The Portfolio may not, as a matter of fundamental policy:

   1. (a) With respect to 75% of the Portfolio's assets, invest in the securities (other than Government securities as defined in the 1940 Act) of any one issuer if immediately thereafter, more than 5% of the Portfolio's total assets would be invested in securities of that issuer; or (b) with respect to 100% of the Portfolio's assets, own more than either (i) 10% in principal amount of the outstanding debt securities of an issuer, or (ii) 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to Government securities, bank money market instruments or bank repurchase agreements.

   2. Invest more than 25% of the Portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

   3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the Portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

   4. Invest directly in real estate or interests in real estate; however, the Portfolio may own debt or equity securities issued by companies engaged in those businesses.

   5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

   6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities. Furthermore, the Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or Policyholder approval:

   (A) The Portfolio's investment in warrants, valued at the lower of cost or market, may not exceed 5% of the value of its net assets. Included within that amount, but not to exceed 2% of the value of the Portfolio's net assets, may be warrants that are not listed on the New York or American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities shall be deemed to be without value.

   (B) The Portfolio may not (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the Portfolio's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets.

   (C) The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.

   (D) The Portfolio may not purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, provided that margin payments and other deposits in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

   (E) The Portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies.

Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

   (F) The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or the segregation of assets in connection with such contracts.

   (G) The Portfolio may not invest directly in oil, gas, or other mineral development or exploration programs or leases; however, the Portfolio may own debt or equity securities of companies engaged in those businesses.

   (H) The Portfolio may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

   (I) The Portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 Act or any other securities as to which the Board of Directors has made a determination as to liquidity, as permitted under the 1940 Act.

   (J) The Portfolio may not invest in companies for the purpose of exercising control or management.

   (K) The Portfolio may not issue senior securities, except as permitted by the 1940 Act.

/diamond/ GROWTH PORTFOLIO, C.A.S.E.
          GROWTH PORTFOLIO AND BOND
          PORTFOLIO

A Portfolio may not, as a matter of fundamental policy:

   1. With respect to 75% of the Portfolio's total assets, purchase the securities of any one issuer (other than cash items and "Government securities" as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer.

   2. Invest more than 25% (15% for C.A.S.E. Growth Portfolio) of the value of the Portfolio's assets in any particular industry (other than Government securities).

   3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this restriction shall not prevent the Portfolio from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities).

   4. Invest directly in real estate or interests in real estate, including limited partnership interests; however, the Portfolio may own debt or equity securities issued by companies engaged in those businesses.

   5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Portfolio.

   6. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

Furthermore, the Portfolios have adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or Policyholder approval:

   (A) A Portfolio may not, as a matter of non-fundamental policy: (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the Portfolio's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets.

   (B) A Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

   (C) A Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, swaps, forward contracts and other derivative instruments are not deemed to constitute selling securities short.

   (D) A Portfolio may not purchase securities on margin, except that a Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

   (E) A Portfolio may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% restriction. This policy shall not prohibit reverse repurchase agreements or deposits of assets to provide margin or guarantee positions in connection with transactions in options, future contracts, swaps, forward contracts, or other derivative instruments or the segregation of assets in connection with such transactions.

   (F) A Portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 Act or any securities for which the Board of Directors or the Sub-Adviser has made a determination of liquidity, as permitted under the 1940 Act.

   (G) A Portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Restrictions (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers to exchange, or as a result of reorganization, consolidation, or merger. If the Portfolio invests in a money market fund, the Investment Adviser will reduce its advisory fee by the amount of any investment advisory or administrative service fees paid to the investment manager of the money market fund.

   (H) A Portfolio may not invest directly in oil, gas or other mineral development or exploration programs or leases; however, the Portfolio may own debt or equity securities of companies engaged in those businesses.

   (I) A Portfolio may not invest more than 25% of its net assets at the time of purchase in the securities of foreign issuers and obligors.

   (J) A Portfolio may not invest in companies for the purpose of exercising control or management.

   (K) A Portfolio may not issue senior securities, except as permitted by the 1940 Act.

/diamond/ U.S. EQUITY PORTFOLIO

The Portfolio may not, as a matter of fundamental policy:

   1. With respect to 75% of the Portfolio's total assets purchase the securities of any one issuer (other than Government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

   2. Purchase any security that would cause more than 25% of the value of the Portfolio's total assets to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities (as defined in the 1940 Act). For purposes of this restriction, (a) the government of a country, other than the United States, will be viewed as one industry; and (b) all supranational organizations together will be viewed as one industry.

   3. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

   4. Purchase or sell real estate (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real-estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

   5. Lend any security or make any other loan if, as a result, more than 30% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

   6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

   7. Borrow money or issue senior securities (as defined in the 1940 Act), except that the Portfolio may borrow money from banks for temporary or emergency purposes (not for leveraging or investment) in an aggregate amount not exceeding 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) at the time the borrowing is made. Whenever borrowings, including reverse repurchase agreements, of 5% or more of the Portfolio's total assets are outstanding, the Portfolio will not purchase securities. (California insurance regulations currently limit such borrowings to 25% of total assets. See the Prospectus for the Portfolios of the Fund, page 26.)

Furthermore, the Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or Policyholder approval:

   (A) The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount of the securities sold short.

   (B) The Portfolio may not purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for clearance of transactions. (For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, options on securities indexes and options on currencies will not be deemed to be a purchase of securities on margin by the Portfolio.)

   (C) The Portfolio may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as otherwise permitted under the 1940 Act. Investments by the Portfolio in GEI Short-Term Investment Fund, a private investment fund advised by GE Investment Management Incorporated ("GEIM"), created specifically to serve as a vehicle for the collective investment of cash balances of the Portfolio and other accounts advised by GEIM or General Electric Investment Corporation ("GEIC") are not subject to this restriction, pursuant to and in accordance with necessary regulatory approvals.

   (D) The Portfolio may not invest more than 15% of its net assets in illiquid securities. For purposes of this restriction, illiquid securities are securities that cannot be disposed of by the Portfolio within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities. This Restriction does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Directors, as permitted under the 1940 Act.

   (E) The Portfolio may not purchase restricted securities if more than 10% of the total assets of the Portfolio would be invested in restricted securities. Restricted securities are securities that are subject to contractual or legal restrictions on transfer, excluding for purposes of this restriction, restricted securities that are eligible for resale pursuant the Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities), that have been determined to be liquid under guidelines established by the Fund's Board of Directors. In no event, will the Portfolio's investment in illiquid and non-publicly traded securities, in the aggregate, exceed 15% of its net assets.

   (F) The Portfolio may not invest in companies for the purpose of exercising control or management, except to the extent that exercise by the Fund of its rights under agreements related to Portfolio securities would be deemed to constitute such control.

   (G) The Portfolio may not purchase or sell put options, call options, spreads or combinations of put options, call options and spreads, except that the Portfolio may purchase and sell covered put and call options on securities and stock indexes, and futures contracts and options on futures contracts.

With respect to investment restriction 2. above, the Portfolio may use the industry classifications reflected by the S&P 500 Composite Stock Index, if applicable at the time of determination. For all other Portfolio holdings, the Portfolio may use the Directory of Companies Required to File Annual Reports with the SEC and Bloomberg Inc. In addition, the Portfolio may select its own industry classifications, provided such classifications are reasonable.

/diamond/ VALUE EQUITY PORTFOLIO

The Portfolio may not, as a matter of fundamental policy:

   1. With respect to 75% of the Portfolio's total assets, purchase the securities of any one issuer (other than Government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of such issuer.

   2. Invest more than 25% of the Portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction. In addition, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

   3. Make loans except (i) by purchasing debt securities in accordance with its investment objectives and policies or by entering into repurchase agreements or (ii) by lending the Portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder.

   4. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.

   5. Purchase or sell real estate or real estate limited partnerships (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

   6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

Furthermore, the Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or Policyholder approval:

   (A) The Portfolio may not purchase on margin or sell short.

   (B) The Portfolio may not invest more than an aggregate of 15% of the net assets of the Portfolio, determined at the time of investment, in illiquid securities, subject to legal or contractual restrictions on resale or securities for which there are no readily available markets.

   (C) The Portfolio may not invest in companies for the purpose of exercising control or management.

   (D) The Portfolio may not write or acquire options or interests, or invest directly, in oil, gas, mineral leases or other mineral exploration or development programs or leases; however, the Portfolio may own debt or equity securities of companies engaged in these businesses.

   (E) The Portfolio may not pledge, mortgage or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.

   (F) The Portfolio may borrow money only from banks for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 10% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 10% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 10% limitation. The Portfolio may not purchase additional securities when borrowings exceed 5% of total assets.

   (G) The Portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

   (H) The Portfolio may not issue senior securities, except as permitted by the 1940 Act.

/diamond/ GLOBAL SECTOR PORTFOLIO

The Portfolio may not, as a matter of fundamental policy:

   1. With respect to seventy-five percent (75%) of the Portfolio's total assets, purchase the securities of any one issuer, except cash items and "government securities" as defined under the 1940 Act, if the purchase would cause the Portfolio to have more than 5% of the value of its total assets invested in the securities of such issuer or to own more than 10% of the outstanding voting securities of such issuer.

   2. Borrow money from banks or issue senior securities (as defined in the 1940 Act), except that the Portfolio may borrow money from banks for temporary or emergency purposes (not for leveraging or investment) and may enter into reverse repurchase agreements in an aggregate amount not exceeding 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33-1/3% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33-1/3% limitation. This restriction shall not prohibit deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

   3. Invest directly in real estate or interests in real estate; however, the Portfolio may own debt or equity securities issued by companies engaged in those businesses.

   4. Purchase or sell physical commodities other than gold or foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the Portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

   5. Lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

   6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Portfolio.

   7. Invest more than 25% of the value of its total assets in any particular industry (other than government securities).

With respect to restriction no. 2, above, in accordance with the requirements of current California insurance regulations, the Portfolio will restrict borrowings to no more than 10% of total assets, except that the Portfolio may temporarily borrow amounts equal to as much as 25% of total assets if such borrowing is necessary to meet redemptions. If California's insurance regulations are changed at some future time to permit borrowings in excess of 10% but less than 33-1/3% of total assets, the Portfolio may conduct borrowings in accordance with such revised limits.

Furthermore, the Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or Policyholder approval:

   (A) The Portfolio will not (i) enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate margin deposits on all outstanding futures contracts positions held by the Portfolio and premiums paid on outstanding options on futures contracts, after taking into account unrealized profits and losses, would exceed 5% of the market value of the total assets of the Portfolio, or (ii) enter into any futures contracts if the aggregate net amount of the Portfolio's commitments under outstanding futures contracts positions of the Portfolio would exceed the market value of the total assets of the Portfolio.

   (B) The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.

   (C) The Portfolio may not purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

   (D) The Portfolio may not (i) purchase securities of closed-end investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds, funds that are the only practical means, or one of the few practical means, of investing in a particular emerging country, or to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.

   (E) The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net asset value, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or placed in a segregated account in connection with such contracts.

   (F) The Portfolio may not purchase securities of any issuer with a record of less than three years' continuous operation, including that of predecessors (other than U.S. government agencies and instrumentalities or instruments guaranteed by an entity with a record of more than three years' continuous operation, including that of predecessors), if such purchase would cause the Portfolio's investments in all such issuers to exceed 5% of the Portfolio's total assets taken at market value at the time of such purchase.

   (G) The Portfolio may not invest directly in oil, gas, or other mineral development or exploration programs or leases; however, the Portfolio may own debt or equity securities of companies engaged in those businesses.

   (H) The Portfolio may not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in any combination of: (i) repurchase agreements not entitling the holder to payment of principal and interest within seven days, and (ii) securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Board of Directors, or the Portfolio's Co-Sub-Advisers acting pursuant to authority delegated by the Board of Directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 Act, or any successor to such rule. According to the determination, such securities would not be subject to the foregoing limitation.

   (I) The Portfolio may not invest in companies for the purpose of exercising control or management, except to the extent that exercise by the Fund of its rights under agreements related to Portfolio securities would be deemed to constitute such control.

With respect to investment restriction (H) above, the Fund's Board of Directors has delegated to the Co-Sub-Advisers the authority to determine that a liquid market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 Act, or any successor to such rule and that such securities are not subject to such restriction. Under guidelines established by the Board of Directors, the Co-Sub-Advisers will consider the following factors, among others, in making this determination:
(1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the security and the nature of marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

/diamond/ TACTICAL ASSET ALLOCATION
          PORTFOLIO

The Portfolio may not, as a matter of fundamental policy:

   1. With respect to 75% of the Portfolio's total assets, purchase the securities of any one issuer (other than Government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of such issuer.

   2. Invest more than 25% of the Portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services, for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction. In addition, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

   3. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.

   4. Purchase or sell real estate (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

   5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper or debt securities).

   6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

Furthermore, the Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or Policyholder approval:

   (A) The Portfolio's investment in warrants valued at the lower of cost or market, may not exceed 5% of the value of its net assets. Included within that amount, but not to exceed 2% of the value of the Portfolio's net assets, may be warrants that are not listed on the New York or American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities shall be deemed to be without value.

   (B) The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

   (C) The Portfolio may not purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions.

   (D) The Portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

   (E) The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net assets.

   (F) The Portfolio may not invest directly in oil, gas, or other mineral development or exploration programs or leases; however, the Portfolio may own debt or equity securities of companies engaged in those businesses.

   (G) The Portfolio may not invest in companies for the purpose of exercising control or management.

   (H) The Portfolio may not issue senior securities, except as permitted by the 1940 Act.

   (I) The Portfolio may not invest in securities of foreign issuers denominated in foreign currency and not publicly traded in the United States if at the time of acquisition more than 25% of the Portfolio's total assets would be invested in such securities. See "Foreign Securities", p. 20.

   (J) The Portfolio may borrow money only for temporary or emergency purposes (not for leveraging or investment) in excess of 25% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation.

/diamond/ EQUITY-INCOME PORTFOLIO

The Portfolio may not, as a matter of fundamental policy:

   1. With respect to 75% of the Portfolio's total assets, purchase the securities of any one issuer (other than Government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of such issuer.

   2. Invest more than 25% of the Portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services, for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction. In addition, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

   3. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by physical commodities).

   4. Purchase or sell real estate (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

   5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper or debt securities).

   6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

Furthermore, the Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or Policyholder approval:

   (A) The Portfolio's investment in warrants valued at the lower of cost or market, may not exceed 5% of the value of its net assets. Included within that amount, but not to exceed 2% of the value of the Portfolio's net assets, may be warrants that are not listed on the New York or American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities shall be deemed to be without value.

   (B) The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that margin payments and other deposits in connection with transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.

   (C) The Portfolio may not purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and that margin payments and other deposits in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

   (D) The Portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies.

Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

   (E) The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net assets, provided that this limitation does not apply in the case of assets deposited to margin or guarantee positions in options, futures contracts and options on futures contracts or placed in a segregated account in connection with such contracts.

   (F) The Portfolio may not invest directly in oil, gas, or other mineral development or exploration programs or leases; however, the Portfolio may own debt or equity securities of companies engaged in those businesses.

   (G) The Portfolio may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation.

   (H) The Portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 Act or any other securities as to which the Board of Directors has made a determination as to liquidity, as permitted under the 1940 Act.

   (I) The Portfolio may not invest in companies for the purpose of exercising control or management.

   (J) The Portfolio may not issue senior securities, except as permitted by the 1940 Act.

   (K) The Portfolio may not invest in securities of foreign issuers denominated in foreign currency and not publicly traded in the United States if at the time of acquisition more than 10% of the Portfolio's total assets would be invested in such securities.

/diamond/ UTILITY PORTFOLIO

The Portfolio may not, as a matter of fundamental policy:

   1. With respect to 75% of the Portfolio's total assets, purchase the securities of any one issuer (other than Government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer.

   2. Purchase or sell commodities. However, the Portfolio may purchase put options on portfolio securities and on financial futures contracts. In addition, the Portfolio reserves the right to hedge the Portfolio by entering into financial futures contracts and to sell calls on financial futures contracts.

   3. Purchase or sell real estate, although it may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

   4. Lend any of its assets except portfolio securities up to one-third of the value of its total assets. This shall not prevent the purchase or holding of corporate bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, repurchase agreements, or other transactions which are permitted by the Portfolio's investment objective and policies.

   5. Underwrite any issue of securities, except as it may be deemed to be an underwriter under the 1933 Act in connection with the sale of restricted securities which the Portfolio may purchase pursuant to its investment objective and policies.

Furthermore, the Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or Policyholder approval:

   (A) The Portfolio will not sell securities short unless: (i) during the time the short position is open, it owns an equal amount of the securities sold or securities readily and freely convertible into or exchangeable, without payment of additional consideration, for securities of the same issue as, and equal in amount to, the securities sold short; and (ii) not more than 10% of the Portfolio's net assets (taken at current value) is held as collateral for such sales at any one time.

   (B) The Portfolio will not purchase securities on margin, other than in connection with the purchase of put options on financial futures contracts, but may obtain such short-term credits as may be necessary for the clearance of transactions.

   (C) The Portfolio will not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 Act or any securities for which the Board of Directors or the Sub-Adviser has made a determination of liquidity, as permitted under the 1940 Act.

   (D) The Portfolio will not purchase interests in oil, gas, or other mineral exploration or development programs or leases, although it may invest in or sponsor such programs.

   (E) The Portfolio will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure to facilitate management of the Portfolio by enabling the Portfolio to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Portfolio will not purchase any securities while any borrowings are outstanding. However, during the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Portfolio will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.

   (F) The Portfolio will not purchase or retain the securities of any issuer if the officers and Directors of the Portfolio or its Sub-Adviser owning individually more than 1/2 of 1% of the issuer's securities together own more than 5% of the issuer's securities.

   (G) The Portfolio will not purchase securities of a company for the purpose of exercising control or management. However, the Portfolio will acquire no more than 10% of the voting securities of an issuer and may exercise its voting power in the Portfolio's best interest. From time to time, the Portfolio, together with other investment companies advised by affiliates or subsidiaries of Federated Investors, may together buy and hold substantial amounts of a company's voting stock. All such stock may be voted together. In some cases, the Portfolio and the other investment companies might collectively be considered to be in control of the company in which they have invested.

   (H) The Portfolio will not issue senior securities, except that the Portfolio may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its net assets, including the amounts borrowed.

   (I) The Portfolio will not purchase the securities of any issuer (other than the U.S. Government, its agencies, or instrumentalities or instruments secured by securities of such issuers, such as repurchase agreements or cash or cash items) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer, or acquire more than 10% of any class of voting securities of any issuer. For these purposes the Portfolio takes all common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series, designations, or other differences.

   (J) The Portfolio will not write call options on securities unless the securities are held in the Portfolio's portfolio or unless the Portfolio is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment. The Portfolio will not purchase put options on securities unless the securities are held in the Portfolio's portfolio.

/diamond/ BALANCED PORTFOLIO

The Portfolio may not, as a matter of fundamental policy:

   1. With respect to 75% of the Portfolio's total assets, purchase the securities of any one issuer (other than Government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of such issuer.

   2. Invest more than 25% of the Portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services, for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction. In addition, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

   3. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

   4. Purchase or sell real estate (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

   5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchase of commercial paper or debt securities).

   6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

Furthermore, the Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or Policyholder approval:

   (A) The Portfolio's investment in warrants valued at the lower of cost or market, may not exceed 5% of the value of its net assets. Included within that amount, but not to exceed 2% of the value of the Portfolio's net assets, may be warrants that are not listed on the New York or American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities shall be deemed to be without value.

   (B) The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

   (C) The Portfolio may not purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions.

   (D) The Portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

   (E) The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net assets.

   (F) The Portfolio may not invest directly in oil, gas, or other mineral development or exploration programs or leases; however, the Portfolio may own debt or equity securities of companies engaged in those businesses.

   (G) The Portfolio may borrow money only for temporary or emergency purposes (not for leveraging or investment) in excess of 25% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the Portfolio's total assets by reason of decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation.

   (H) The Portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 Act or any other securities as to which the Board of Directors has made a determination as to liquidity, as permitted under the 1940 Act.

   (I) The Portfolio may not invest in companies for the purpose of exercising control or management.

   (J) The Portfolio may not issue senior securities, except as permitted by the 1940 Act.

   (K) The Portfolio may not invest in securities of foreign issuers denominated in foreign currency and not publicly traded in the United States if at the time of acquisition more than 25% of the Portfolio's total assets would be invested in such securities. See "Foreign Securities", p. 20.

/diamond/ SHORT-TO-INTERMEDIATE
          GOVERNMENT PORTFOLIO

The Portfolio may not, as a matter of fundamental policy:

   1. (a) With respect to 75% of the Portfolio's assets, invest in the securities (other than Government securities as defined in the 1940 Act) of any one issuer if immediately thereafter, more than 5% of the Portfolio's total assets would be invested in securities of that issuer; or (b) with respect to 100% of the Portfolio's assets, own more than either (i) 10% in principal amount of the outstanding debt securities of an issuer, or (ii) 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to Government securities, bank money market instruments or bank repurchase agreements.

   2. Invest more than 25% of the Portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

   3. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by physical commodities).

   4. Purchase or sell real estate (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

   5. Lend any security or make any other loan if, as a result, more than 30% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

   6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

Furthermore, the Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or Policyholder approval:

   (A) The Portfolio's investment in warrants, valued at the lower of cost or market, may not exceed 5% of the value of its net assets. Included within that amount, but not to exceed 2% of the value of the Portfolio's net assets, may be warrants that are not listed on the New York or American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities shall be deemed to be without value.

   (B) The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

   (C) The Portfolio may not purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions.

   (D) The Portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

   (E) The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements.

   (F) The Portfolio may not invest directly in oil, gas, or other mineral development or exploration programs or leases; however, the Portfolio may own debt or equity securities of companies engaged in those businesses.

   (G) The Portfolio may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements.

   (H) The Portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 Act or any other securities as to which the Board of Directors has made a determination as to liquidity, as permitted under the 1940 Act.

   (I) The Portfolio may not invest in companies for the purpose of exercising control or management.

   (J) The Portfolio may not issue senior securities, except as permitted by the 1940 Act.

   (K) The Portfolio may not invest in securities of foreign issuers denominated in foreign currency and not publicly traded in the United States if at the time of acquisition more than 10% of the Portfolio's total assets would be invested in such securities. See "Foreign Securities," p. 20.

/diamond/ MONEY MARKET PORTFOLIO

The Portfolio may not, as a matter of fundamental policy:

   1. With respect to 75% of the Portfolio's total assets, purchase the securities of any one issuer (other than cash items and "Government securities" as defined in the 1940 Act) if immediately after and as a result of such purchase

(a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer.

   2. Invest more than 25% of the value of the Portfolio's assets in any particular industry (other than Government securities or obligations of U.S. branches of U.S. banks).

   3. Purchase or sell physical commodities unless acquired as a result of ownership of securities.

   4. Purchase or sell puts, calls, straddles, spreads, or any combination thereof, real estate (including real estate limited partnerships), commodities, or commodity contracts or interest in oil, gas or mineral exploration or development programs or leases. However, the Portfolio may purchase debt securities or commercial paper issued by companies which invest in real estate or interest therein, including real estate investment trusts.

   5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Portfolio.

   6. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

Furthermore, the Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or Policyholder approval:

   (A) The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or the segregation of assets in connection with such transactions.

   (B) The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

   (C) The Portfolio may not purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions.

   (D) The Portfolio may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% restriction. This policy shall not prohibit reverse repurchase agreements or the segregation of assets in connection with such transactions.

   (E) The Portfolio may not invest more than 10% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any securities for which the Board of Directors or the Sub-Adviser has made a determination of liquidity, as permitted under the 1940 Act.

   (F) The Portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Restrictions (i) and (ii) do not apply to securities received as dividends, through offers to exchange, or as a result of reorganization, consolidation, or merger.

   (G) The Portfolio may not invest directly in oil, gas or other mineral development or exploration programs or leases; however, the Portfolio may own securities of companies engaged in those businesses.

   (H) The Portfolio may not invest in companies for the purpose of exercising control or management.

   (I) The Portfolio may not issue senior securities, except as permitted by the 1940 Act.

Except with respect to borrowing money, if a percentage limitation set forth above in the investment restrictions for each Portfolio is complied with at the time of the investment, a subsequent change in the percentage resulting from any change in value of a Portfolio's net assets will not result in a violation of such restriction.

State laws and regulations may impose additional limitations on borrowing, lending, and the use of options, futures, and other derivative instruments. In addition, such laws and regulations may require a Portfolio's investments in foreign securities to meet additional diversification and other requirements.

                              INVESTMENT POLICIES

This section explains certain other Portfolio policies, subject to each Portfolio's investment restrictions. PLEASE CAREFULLY REVIEW THE "INVESTMENT RESTRICTIONS" FOR EACH PORTFOLIO LISTED ABOVE. (For a complete discussion of each Portfolio's investment policies and restrictions, please refer to the Fund's Prospectus for these Portfolios.)

/diamond/ LENDING

Each of the Portfolios may lend its portfolio securities subject to the restrictions stated in this Statement of Additional Information. Under applicable regulatory requirements (which are subject to change), the following conditions apply to securities loans: (a) the loan must be continuously secured by liquid assets maintained on a current basis in an amount at least equal to the market value of the securities loaned; (b) each Portfolio must receive any dividends or interest paid by the issuer on such securities; (c) each Portfolio must have the right to call the loan and obtain the securities loaned at any time upon notice of not more than five business days, including the right to call the loan to permit voting of the securities; and (d) each Portfolio must receive either interest from the investment of collateral or a fixed fee from the borrower. Securities loaned by a Portfolio remain subject to fluctuations in market value. A Portfolio may pay reasonable finders, custodian and administrative fees in connection with a loan. Securities lending, as with other extensions of credit, involves the risk that the borrower may default. Although securities loans will be fully collateralized at all times, a Portfolio may experience delays in, or be prevented from, recovering the collateral. During the period that the Portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. The Portfolios do not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if it were considered important with respect to the investment. A Portfolio may also incur expenses in enforcing its rights. If a Portfolio has sold a loaned security, it may not be able to settle the sale of the security and may incur potential liability to the buyer of the security on loan for its costs to cover the purchase.

The Growth, Bond, Global, International Equity, Short-to-Intermediate Government, Emerging Growth and Equity-Income Portfolios may also lend (or borrow) money to other funds that are managed by their respective Sub-Adviser, provided each Portfolio seeks and obtains permission from the SEC. (See "Other Investment Policies And Restrictions - Borrowing" in the Fund's Prospectus.)

/diamond/ BORROWING

Subject to its investment restrictions, each Portfolio may borrow money from banks for temporary or emergency purposes. (The Aggressive Growth Portfolio may also borrow for investment purposes.) For a complete discussion of Portfolio borrowing, see "Other Investment Policies And Restrictions
- Borrowing" in the Fund's Prospectus.

/diamond/ FOREIGN SECURITIES

Subject to the limitations set forth above, a Portfolio may purchase certain foreign securities. Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issuers. These considerations include changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards, less liquidity and more volatility in foreign securities markets, the impact of political, social or diplomatic developments, and the difficulty of assessing economic trends in foreign countries. It is possible that market quotations for foreign securities will not be readily available. In such event, these securities shall be valued at fair market value as determined in good faith by the Sub-Adviser for each Portfolio under the supervision of the Board of

Directors. If it should become necessary, a Portfolio could encounter greater difficulties in invoking legal processes abroad than would be the case in the United States. Transaction costs with respect to foreign securities may be higher. The Portfolio's Investment Adviser and each Sub-Adviser will consider these and other factors before investing in foreign securities.

A Portfolio may also purchase American Depositary Receipts ("ADRs"), which are dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. A Portfolio may also invest in American Depositary Shares ("ADSs"), European Depositary Receipts ("EDRs") or Global Depositary Receipts ("GDRs") and other types of receipts of shares evidencing ownership of the underlying foreign security.

FOREIGN EXCHANGE TRANSACTIONS. To the extent a Portfolio invests directly in foreign securities, a Portfolio will engage in foreign exchange transactions. The foreign currency exchange market is subject to little government regulation, and such transactions generally occur directly between parties rather than on an exchange or in an organized market. This means that a Portfolio is subject to the full risk of default by a counterparty in such a transaction. Because such transactions often take place between different time zones, a Portfolio may be required to complete a currency exchange transaction at a time outside of normal business hours in the counterparty's location, making prompt settlement of such transaction impossible. This exposes a Portfolio to an increased risk that the counterparty will be unable to settle the transaction. Although the counterparty in such transactions is often a bank or other financial institution, currency transactions are generally not covered by insurance otherwise applicable to such institutions. For a more detailed explanation regarding the special risks of investing in foreign securities, see "Portfolio Securities And Risk Factors - Foreign Securities" and "Portfolio Securities And Risk Factors - Foreign Bank Obligations" in the Fund's Prospectus.

/diamond/ INVESTMENT FUNDS (INTERNATIONAL
          EQUITY PORTFOLIO)

The International Equity Portfolio may invest in investment funds which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. If the Portfolio invests in such investment funds, the Portfolio's shareholders will bear not only their proportionate share of the expenses of the Portfolio (including operating expenses and the fees of the Investment Adviser), but also will bear indirectly similar expenses of the underlying investment funds. In addition, the securities of these investment funds may trade at a premium over their net asset value.

/diamond/ REPURCHASE AND REVERSE
          REPURCHASE AGREEMENTS

Subject to a Portfolio's investment restrictions and Policies, a Portfolio may enter into repurchase or reverse repurchase agreements.

In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security. A Portfolio may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a Portfolio in connection with bankruptcy proceedings), it is the policy of the Portfolio to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by a Portfolio's Sub-Adviser. (See "Repurchase and Reverse Repurchase Agreements", page 29 of the Fund's Prospectus.)

In a reverse repurchase agreement, a Portfolio sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Portfolio will segregate with its custodian cash and appropriate liquid assets to cover its obligation under the agreement. A Portfolio will enter into reverse repurchase agreements only with parties that the Portfolio's Sub-Adviser deems creditworthy.

/diamond/ U.S. GOVERNMENT SECURITIES

Subject to a Portfolio's investment restrictions or policies, a Portfolio may invest in U.S. Government obligations which generally include direct obligation of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. Government agencies or instrumentalities. Examples of the types of U.S. Government securities that the Portfolio may hold include the Federal Housing Administration, Small Business Administration, General Services Administration, Federal Farm Credit Banks, Federal Intermediate Credit Banks, and Maritime Administration. U.S. Government securities may be supported by the full faith and credit of the U.S. Government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Bank); by the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association); or only by the credit of the issuing agency.

Examples of agencies and instrumentalities which may not always receive financial support from the U.S. Government are: Federal Land Banks; Central Bank for Cooperatives; Federal Intermediate Credit Banks; Federal Home Loan Banks; Farmers Home Administration; and Federal National Mortgage Association ("FNMA").

/diamond/ NON-INVESTMENT GRADE DEBT
          SECURITIES

Subject to limitations set forth in a Portfolio's investment policies, a Portfolio may invest its assets in debt securities below the four highest grades ("lower grade debt securities" commonly referred to as "junk bonds"), as determined by Moody's Investors Service, Inc. ("Moody's") (lower than Baa) or Standard & Poor's Corporation (lower than BBB). Bonds and preferred stock rated "B" or "b" by Moody's are not considered investment grade debt securities. (See Appendix A in the Prospectus for a description of debt security ratings.)

Before investing in any lower-grade debt securities, a Portfolio's Sub-Adviser will determine that such investments meet the Portfolio's investment objective and that the lower-grade debt securities ratings are supported by an internal credit review, which the Portfolio's Sub-Adviser will conduct in each such instance. Lower-grade debt securities usually have moderate to poor protection of principal and interest payments, have certain speculative characteristics, and involve greater risk of default or price declines due to changes in the issuer's creditworthiness than investment-grade debt securities. Because the market for lower-grade debt securities may be thinner and less active than for investment grade debt securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for lower-grade debt securities may decline significantly in periods of general economic difficulty or rising interest rates. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.

The quality limitation set forth in each Portfolio's investment policies is determined immediately after the Portfolio's acquisition of a given security. Accordingly, any later change in ratings will not be considered when determining whether an investment complies with the Portfolio's investment policies.

/diamond/ CONVERTIBLE SECURITIES

Subject to any investment limitations set forth in a Portfolio's policies or investment restrictions, a Portfolio may invest in convertible securities. Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk of declines in market value than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. In evaluating investment in a convertible security, primary emphasis will be given to the attractiveness of the underlying common stock. The convertible debt securities in which a Portfolio may invest are subject to the same rating criteria as the Portfolio's investment in non-convertible debt securities.

/diamond/ INVESTMENTS IN FUTURES, OPTIONS
          AND OTHER DERIVATIVE
          INSTRUMENTS

The following investments are subject to limitations as set forth in each Portfolio's investment restrictions and policies:

FUTURES CONTRACTS. A Portfolio may enter into contracts for the purchase or sale for future delivery of equity or fixed-income securities, foreign currencies or contracts based on financial indices, including interest rates or indices of U.S. Government or foreign government securities or equity or fixed-income securities ("futures contracts"). U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. Since all transactions in the futures market are made through a member of, and are offset or fulfilled through a clearinghouse associated with, the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it buys or sells futures contracts.

When a Portfolio buys or sells a futures contract, it incurs a contractual obligation to receive or deliver the underlying instrument (or a cash payment based on the difference between the underlying instrument's closing price and the price at which the contract was entered into) at a specified price on a specified date. Transactions in futures contracts generally will not be made other than to seek to hedge against potential changes in interest or currency exchange rates or the prices of a security or a securities index which might correlate with or otherwise adversely affect either the value of a Portfolio's securities or the prices of securities which the Portfolio is considering buying at a later date.

The buyer or seller of futures contracts is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of an FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain high-grade liquid assets. If the value of either party's position declines, that party will be required to make additional "variation margin" payments with an FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike margin extended by a securities broker, and initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Portfolio's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a Portfolio, the Portfolio may be entitled to return of margin owed to the Portfolio only in proportion to the amount received by the FCM's other customers. The Portfolio's Sub-Adviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCM's with which the Portfolio does business and by depositing margin payments in a segregated account with the custodian when practical or otherwise required by law.

Although a Portfolio would hold cash and liquid assets in a segregated account with a value sufficient to cover the Portfolio's open futures obligations, the segregated assets would be available to the Portfolio immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because the Portfolio's cash that may otherwise be invested would be held uninvested or invested in liquid assets so long as the futures position remains open, the Portfolio's return could be diminished due to the opportunity cost of foregoing other potential investments.

The acquisition or sale of a futures contract may occur, for example, when a Portfolio holds or is considering purchasing equity securities and seeks to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, a Portfolio might sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the Portfolio by a corresponding increase in the value of the futures contract position held by the Portfolio and thereby preventing a Portfolio's net asset value from declining as much as it otherwise would have. A Portfolio also could seek to protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows a Portfolio to maintain a defensive position without having to sell portfolio securities.

Similarly, when prices of equity securities are expected to increase, futures contracts may be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, a Portfolio could take advantage of the potential rise in the value of equity securities without buying them until the market has stabilized. At that time, the futures contracts could be liquidated and the Portfolio could buy equity securities on the cash market. To the extent a Portfolio enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Portfolio's obligations with respect to futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to the futures contracts.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by a Portfolio's Sub-Adviser still may not result in a successful use of futures contracts.

Futures contracts entail risks. Although each Portfolio's Sub-Adviser believes that use of such contracts can benefit a Portfolio, if the Sub-Adviser's investment judgment is incorrect, a Portfolio's overall performance could be worse than if the Portfolio had not entered into futures contracts. For example, if a Portfolio has attempted to hedge against the effects of a possible decrease in prices of securities held by the Portfolio and prices increase instead, the Portfolio may lose part or all of the benefit of the increased value of these securities because of offsetting losses in the Portfolio's futures positions. In addition, if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may, but will not necessarily, be at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to a Portfolio.

The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Portfolio will not match exactly the Portfolio's current or potential investments. A Portfolio may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of the Portfolio's investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments correlate with a Portfolio's investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Portfolio's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Portfolio may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Portfolio's other investments.

Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of seven days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Portfolio may not be able to promptly liquidate unfavorable positions and potentially be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Portfolio's access to other assets held to cover its futures positions also could be impaired.

Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

Each Portfolio intends to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Such guidelines presently require that to the extent that a Portfolio enters into futures contracts or options on a futures position that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Portfolio's net assets.

OPTIONS ON FUTURES CONTRACTS. A Portfolio may buy and write options on futures contracts. An option on a futures contract gives the Portfolio the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase and writing of options on futures contracts is similar in some respects to the purchase and writing of options on individual securities. See "Options on Securities" on page 29. Transactions in options on futures contracts will generally not be made other than to attempt to hedge against potential changes in interest rates or currency exchange rates or the price of a security or a securities index which might correlate with or otherwise adversely affect either the value of the Portfolio's securities or the process of securities which the Portfolio is considering buying at a later date.

The purchase of a call option on a futures contract may or may not be less risky than ownership of the futures contract or the underlying instrument, depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument. As with the purchase of futures contracts, when a Portfolio is not fully invested it may buy a call option on a futures contract to attempt to hedge against a market advance.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's holdings. The writing of a put option on a futures contract may constitute a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio is considering buying. If a call or put option a Portfolio has written is exercised, the portfolio will incur loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between change in the value of its portfolio securities and changes in the value of the futures positions, a Portfolio's losses from existing options on futures may to some extent be reduced or increase by changes in the value of portfolio securities.

The purchase of a put option on a futures contract is similar in some respect to the purchase of protective put options on portfolio securities. For example, a Portfolio may buy a put option on a futures contact to attempt to hedge the Portfolio's securities against the risk of falling prices.

The amount of risk a Portfolio assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

FORWARD CONTRACTS. A Portfolio may enter into forward foreign currency exchange contracts ("forward currency contracts") to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. dollar and other currencies. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency) at a future date which is individually negotiated between currency traders and their customers. A Portfolio may invest in forward currency contracts with stated contract values of up to the value of the Portfolio's assets.

A Portfolio may exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell. A Portfolio may enter into a forward currency contract, for example, when it enters into a contract to buy or sell a security denominated in or exposed to fluctuations in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge").

Additionally, when a Portfolio's Sub-Adviser believes that a foreign currency in which portfolio securities are denominated may suffer a substantial decline against the U.S. dollar, a Portfolio may enter into a forward currency contract to sell an amount of that foreign currency (or a proxy currency whose performance is expected to replicate the performance of that currency) for U.S. dollars approximating the value of some or all of the portfolio securities denominated in that currency (not exceeding the value of the Portfolio's assets denominated in that currency) or by participating in options or futures contracts with respect to the currency, or, when the Portfolio's Sub-Adviser believes that the U.S. dollar may suffer a substantial decline against a foreign currency for a fixed U.S. dollar amount ("position hedge"). This type of hedge seeks to minimize the effect of currency appreciation as well as depreciation, but does not protect against a decline in the security's value relative to other securities denominated in the foreign currency.

A Portfolio also may enter into a forward currency contract with respect to a currency where the Portfolio is considering the purchase of investments denominated in that currency but has not yet done so ("anticipatory hedge").

In any of the above circumstances a Portfolio may, alternatively, enter into a forward currency contract with respect to a different foreign currency when a Portfolio's Sub-Adviser believes that the U.S. dollar value of that currency will correlate with the U.S. dollar value of the currency in which portfolio securities of, or being considered for purchase by, the Portfolio are denominated ("cross-hedge"). For example, if a Portfolio's Sub-Adviser believes that a particular foreign currency may decline relative to the U.S. dollar, a Portfolio could enter into a contract to sell that currency or a proxy currency (up to the value of the Portfolio's assets denominated in that currency) in exchange for another currency that the Sub-Adviser expects to remain stable or to appreciate relative to the U.S. dollar. Shifting a Portfolio's currency exposure from one foreign currency to another removes the Portfolio's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the Portfolio if the Portfolio's Sub-Adviser's projection of future exchange rates is inaccurate.

A Portfolio also may enter into forward contracts to buy or sell at a later date instruments in which a Portfolio may invest directly or on financial indices based on those instruments. The market for those types of forward contracts is developing and it is not currently possible to identify instruments on which forward contracts might be created in the future.

A Portfolio will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Fund's custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of the Portfolio's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or liquid assets will be segregated on a daily basis so that the value of the account will be equal to the amount of the Portfolio's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated assets, a Portfolio may buy call options permitting the Portfolio to buy the amount of foreign currency subject to the hedging transaction by a forward sale contract or the Portfolio may buy put options permitting the Portfolio to sell the amount of foreign currency subject to a forward buy contract.

While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event a Portfolio's ability to utilize forward contracts in the manner set forth in the Prospectus may be restricted. Forward contracts will reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unforeseen changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Portfolio's foreign currency denominated portfolio securities.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedging transaction generally will not be precise. In addition, a Portfolio may not always be able to enter into forward contracts at attractive prices and accordingly may be limited in its ability to use these contracts in seeking to hedge the Portfolio's assets.

Also, with regard to a Portfolio's use of cross-hedging transactions, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are subject of the cross-hedging transactions are denominated.

OPTIONS ON FOREIGN CURRENCIES. A Portfolio may buy put and call options and may write covered put and call options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts or forward contracts on foreign currencies may be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may buy put options on the foreign currency. If the value of the currency declines, the Portfolio will have the right to sell such currency for a fixed amount in U.S. dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of exchange rate movements adverse to a Portfolio's option position, the Portfolio could sustain losses on transactions in foreign currency options which would require that the Portfolio lose a portion or all of the benefits of advantageous changes in those rates. In addition, in the case of other types of options, the benefit to a Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.

A Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, in attempting to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to attempt to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge the increased cost up to the amount of premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium received, and only if exchange rates move in the expected direction. If that does not occur, the option may be exercised and the Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

A Portfolio may write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, and if the difference is maintained by the Portfolio in cash or high-grade liquid assets in a segregated account with the Fund's custodian.

A Portfolio may also write call options on foreign currencies for cross-hedging purposes that may not be deemed to be covered. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, the Portfolio collateralizes the option by maintaining segregated assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

A Portfolio may buy or write options in privately negotiated transactions on the types of securities and indices based on the types of securities in which the Portfolio is permitted to invest directly. A Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy, and only pursuant to procedures adopted by the Portfolio's Sub-Adviser for monitoring the creditworthiness of those entities. To the extent that an option bought or written by a Portfolio in a negotiated transaction is illiquid, the value of an option bought or the amount of the Portfolio's obligations under an option written by the Portfolio, as the case may be, will be subject to the Portfolio's limitation on illiquid investments. In the case of illiquid options, it may not be possible for the Portfolio to effect an offsetting transaction at the time when the Portfolio's Sub-Adviser believes it would be advantageous for the Portfolio to do so.

OPTIONS ON SECURITIES. In an effort to reduce fluctuations in net asset value, a Portfolio may write covered put and call options and may buy put and call options and warrants on securities that are traded on United States and foreign securities exchanges and over-the-counter ("OTC"). A Portfolio also may write call options that are not covered for cross-hedging purposes. A Portfolio may write and buy options on the same types of securities that the Portfolio could buy directly and may buy options on financial indices as described above with respect to futures contracts. There are no specific limitations on a Portfolio's writing and buying options on securities.

A put option gives the holder the right, upon payment of a premium, to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the holder the right, upon payment of a premium, to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

A put option written by a Portfolio is "covered" if the Portfolio (i) maintains cash not available for investment or other liquid assets with a value equal to the exercise price in a segregated account with its custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or has segregated additional cash consideration with its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if the Portfolio holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash and high-grade liquid assets in a segregated account with its custodian.

A Portfolio collateralizes its obligation under a written call option for cross-hedging purposes by segregating with its custodian cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and the Portfolio's Sub-Adviser believes that writing the option would achieve the desired hedge.

If a put or call option written by a Portfolio was exercised, the Portfolio would be obligated to buy or sell the underlying security at the exercise price. Writing a put option involves the risk of a decrease in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the option holder to the Portfolio at a higher price than its current market value.

Writing a call option involves the risk of an increase in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the Portfolio to the option holder at a lower price than its current market value. Those risks could be reduced by entering into an offsetting transaction. The Portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

The writer of an option may have no control when the underlying security must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security.

The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction". This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction". This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

Effecting a closing transaction in the case of a written call option will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both or, in the case of a written put option, will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited high-grade liquid assets. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other portfolio investments. If a Portfolio desires to sell a particular security on which the Portfolio has written a call option, the Portfolio will effect a closing transaction prior to or concurrent with the sale of the security.

A Portfolio may realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option; a Portfolio may realize a loss from a closing transaction if the price of the purchase transaction is less than the premium paid to buy the option. Because increases in the market of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Portfolio.

An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that a Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or the Portfolio delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market may include the following: (i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by a national securities exchange on which the option is traded ("Exchange") on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

A Portfolio may write options in connection with buy-and-write transactions; that is, a Portfolio may buy a security and then write a call option against that security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Portfolio may elect to close the position or take delivery of the security at the exercise price and a Portfolio's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

A Portfolio may buy put options to attempt to hedge against a decline in the value of its securities. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

A Portfolio may buy call options to attempt to hedge against an increase in the price of securities that the Portfolio may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio.

In purchasing an option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid and would realize a loss if the price of the underlying security did not increase (in the case of a call) or decrease (in the case of a put) during the period by more than the amount of the premium. If a put or call option brought by a Portfolio were permitted to expire without being sold or exercised, the Portfolio would lose the amount of the premium.

Although they entitle the holder to buy equity securities, warrants on and options to purchase equity securities do not entitle the holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuer of those securities.

INTEREST RATE SWAPS AND SWAP-RELATED PRODUCTS. In order to attempt to protect the value of a Portfolio's investments from interest rate or currency exchange rate fluctuations, a Portfolio may enter into interest rate swaps, and may buy or sell interest rate caps and floors. A Portfolio expects to enter into these transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A Portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the Portfolio may consider buying at a later date. A Portfolio does not intend to use these transactions as a speculative investment. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

Swap and swap-related products are specialized OTC instruments and their use involves risks specific to the markets in which they are entered into. A Portfolio will usually enter into interest rate swaps on a net basis, I.E., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value of at least equal to the accrued excess will be segregated with the Fund's custodian. If a Portfolio enters into an interest rate swap on other than a net basis, the Portfolio would segregate assets in the full amount accrued on a daily basis of the Portfolio's obligations with respect to the swap. A Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A Portfolio's Sub-Adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Sub-Advisers have determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Portfolio sells (I.E., writes) caps and floors, it will segregate with the custodian cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Portfolio's obligations with respect to any caps or floors.

Interest rate swap transactions are subject to limitations set forth in each Portfolio's policies. These transactions may in some instances involve the delivery of securities or other underlying assets by a Portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a Portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a Portfolio would risk the loss of the net amount of the payments that the Portfolio contractually is entitled to receive. A Portfolio may buy and sell (I.E., write) caps and floors without limitation, subject to the segregated account requirement described above.

In addition to the instruments, strategies and risks described in this Statement of Additional Information and in the Prospectus, there may be additional opportunities in connection with options, futures contracts, forward currency contracts, and other hedging techniques, that become available as each Portfolio's Sub-Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new instruments and techniques are developed. A Sub-Adviser may use these opportunities to the extent they are consistent with each Portfolio's respective investment objective and are permitted by each Portfolio's respective investment limitations and applicable regulatory requirements.

SPECIAL INVESTMENT CONSIDERATIONS AND RISKS. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, forward contracts, options on securities and on foreign currencies, and swaps and swap-related products draws upon skills and experience which are different from those needed to select the other instruments in which the Portfolios invest. Should interest or exchange rates or the prices of securities or financial indices move in an unexpected manner, a Portfolio may not achieve the desired benefits of futures, options, swaps and forwards or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies, forward contracts and other negotiated or OTC instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Portfolio's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to a Portfolio as the possible loss of the entire premium paid for an option bought by the Portfolio, the inability of the Portfolio, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that a Portfolio will be able to use those instruments effectively for the purposes set forth above.

In connection with certain of its hedging transactions, assets must be segregated with the Fund's custodian bank to ensure that the Portfolio will be able to meet its obligations under these instruments. Assets held in a segregated account generally may not be disposed of for so long as the Portfolio maintains the positions giving rise to the segregation requirement. Segregation of a large percentage of the Portfolio's assets could impede implementation of the Portfolio's investment policies or the Portfolio's ability to meet redemption requests or other current obligations.

ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by a Portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded OTC. In an OTC trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges are available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign government restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

/diamond/ ZERO COUPON, PAY-IN-KIND AND
          STEP COUPON SECURITIES

Subject to any limitations set forth in the policies and investment restrictions for a Portfolio, a Portfolio may invest in zero coupon, pay-in-kind or step coupon securities. Zero coupon and step coupon bonds are issued and traded at a discount from their face amounts. They do not entitle the holder to any periodic payment of interest prior to maturity or prior to a specified date when the securities begin paying current interest. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind securities may pay all or a portion of their interest or dividends in the form of additional securities. Because they do not pay current income, the price of pay-in-kind securities can be very volatile when interest rates change.

Current Federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues that year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Internal Revenue Code, each Portfolio must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Portfolio will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years a Portfolio may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Portfolio might obtain such cash from selling other portfolio holdings. These actions are likely to reduce the assets to which a Portfolio's expenses could be allocated and to reduce the rate of return for the Portfolio. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Portfolio to sell the securities at the time.

Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

/diamond/ WARRANTS AND RIGHTS

Subject to its investment limitations, a Portfolio may invest in warrants and rights. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. The purchaser of a warrant expects the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, because the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks.

Warrants and rights may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased, nor do they represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to the expiration date.

/diamond/ MORTGAGE-BACKED SECURITIES

A Portfolio may invest in mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or institutions such as banks, insurance companies, and savings and loans. Some of these securities, such as Government National Mortgage Association ("GNMA") certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Federal Home Loan Mortgage Corporation ("Freddie Mac") certificates, are not.

Mortgage-backed securities represent interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Portfolio. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower their total return. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency or private institution that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

/diamond/ ASSET-BACKED SECURITIES

Asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The underlying assets (E.G., loans) are subject to prepayments which shorten the securities' weighted average life and may lower their returns. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing the credit support or enhancement. A Portfolio will invest its assets in asset-backed securities subject to any limitations set forth in its investment policies or restrictions.

/diamond/ PASS-THROUGH SECURITIES

Subject to a Portfolio's investment restrictions and policies, a Portfolio may invest its net assets in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Portfolio. The most common type of pass-through securities are mortgage-backed securities. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from traditional bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. The Portfolio will generally purchase "modified pass-through" GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

The Federal Home Loan Mortgage Corporation ("FHLMC") issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest, but is not backed by the full faith and credit of the U.S. Government.

FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by FNMA as to timely payment of principal and interest, but it is not backed by the full faith and credit of the U.S. Government.

/diamond/ OTHER INCOME PRODUCING
          SECURITIES

Subject to each Portfolio's investment restrictions and policies, other types of income producing securities that a Portfolio may purchase include, but are not limited to, the following types of securities:

   VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

   STANDBY COMMITMENTS. These instruments, which are similar to a put, give a Portfolio the option to obligate a broker, dealer or bank to repurchase a security held by the Portfolio at a specified price.

   TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

   INVERSE FLOATERS. Inverse floaters are instruments whose interest bears an inverse relationship to the interest rate on another security. A Portfolio will not invest more than 5% of its assets in inverse floaters.

SEE "DEBT SECURITIES AND FIXED-INCOME INVESTING," PAGE 28 OF THE PROSPECTUS FOR A DESCRIPTION OF RISKS INVOLVED WITH THESE SECURITIES.

A Portfolio will purchase instruments with demand features, standby commitments and tender option bonds primarily for the purpose of increasing the liquidity of its portfolio. See Appendix A in this Statement of Additional Information regarding income producing securities in which a Portfolio may invest.

/diamond/ ILLIQUID AND RESTRICTED/144A
           SECURITIES


A Portfolio may invest up to 15% (the Money Market Portfolio may only invest up to 10%) of its net assets in illiquid securities (I.E., securities that are not readily marketable).


In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a Portfolio could, however, adversely affect the marketability of such portfolio security and the Portfolio might be unable to dispose of such security promptly or at reasonable prices.

The Fund's Board of Directors has authorized each Portfolio's Sub-Adviser to make liquidity determinations with respect to Rule 144A securities in accordance with the guidelines established by the Board of Directors. Under the guidelines, the Portfolio's Sub-Adviser will consider the following factors in determining whether a Rule 144A security is liquid: 1) the frequency of trades and quoted prices for the security; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. The Portfolio may be restricted in its ability to sell such securities at a time when a Portfolio's Sub-Adviser deems it advisable to do so. In addition, in order to meet redemption requests, a Portfolio may have to sell other assets, rather than such illiquid securities, at a time which is not advantageous.

/diamond/ OTHER INVESTMENT COMPANIES

In accordance with certain provisions of the 1940 Act, the Portfolio may invest up to 10% of its total assets, calculated at the time of purchase, in the securities of money market funds, which are investment companies. The 1940 Act also provides that a Portfolio generally may not invest (i) more than 5% of its total assets in the securities of any one investment company or (ii) in more than 3% of the voting securities of any other investment company. A Portfolio (except the Growth, Bond and Global Portfolios) will indirectly bear its proportionate share of any investment advisory fees and expenses paid by the funds in which it invest, in addition to the investment advisory fee and expenses paid by the Portfolio. If the Growth, Bond and Global Portfolios invest in a money market fund, the Investment Adviser will reduce its advisory fee by the amount of any investment advisory or administrative service fees paid to the investment manager of the money market fund.

The International Equity and U.S. Equity Portfolios may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as otherwise permitted under the 1940 Act. Investments by the International Equity and U.S. Equity Portfolios in GEI Short-Term Investment Fund, an investment fund advised by GEIM, created specifically to serve as a vehicle for the collective investment of cash balances of these Portfolios and other accounts advised by GEIM or GEIC, is not considered an investment in another investment company for purposes of these restrictions. The GEI Short-Term Investment Fund is not registered with the Securities and Exchange Commission as an investment company.

/diamond/ QUALITY AND DIVERSIFICATION
          REQUIREMENTS (MONEY MARKET
          PORTFOLIO)

For the purpose of maintaining a stable net asset value per share, the Money Market Portfolio will (i) limit its investment in the securities (other than U.S. Government securities and securities that benefit from certain types of credit enhancement arrangements) of any one issuer to no more than 5% of its total assets, measured at the time of purchase, except at any time for an investment in a single issuer of up to 25% of the Portfolio's total assets held for not more than three business days; and (ii) limit investments to securities that present minimal credit risks and securities (other than U.S. Government securities) that are rated within the highest short-term rating category by at least two nationally recognized statistical rating organizations ("NRSROs") or by the only NRSRO that has rated the security. Securities which originally had a maturity of over one year are subject to more complicated, but generally similar rating requirements. A description of illustrative credit ratings is set forth in Appendix A to the Fund's Prospectus. The Portfolio may also purchase unrated securities that are of comparable quality to the rated securities described above as determined by the Board of Directors. Additionally, if the issuer of a particular security has issued other securities of comparable priority and security and which have been rated in accordance with (ii) above, that security will be deemed to have the same rating as such other rated securities.

In addition, the Board of Directors of the Fund has adopted procedures which
(i) require the Fund's Directors to approve or ratify purchases by the Portfolio of securities (other than U.S. Government securities) that are rated by only one NRSRO or that are unrated; (ii) require the Portfolio to maintain a dollar-weighted average portfolio maturity of not more than 90 days and to invest only in securities with a remaining maturity of not more than 13 months; and (iii) require the Portfolio, in the event of certain downgrading of or defaults on portfolio holdings, to dispose of the holdings, subject in certain circumstances to a finding by the Fund's Directors that disposing of the holding would not be in the Portfolio's best interest.

/diamond/ BANK AND THRIFT OBLIGATIONS

Bank and thrift obligations in which a Portfolio may invest are limited to dollar-denominated certificates of deposit, time deposits and bankers' acceptances issued by bank or thrift institutions. Certificates of deposit are short-term, unsecured, negotiable obligations of commercial banks and thrift institutions. Time deposits are non-negotiable deposits maintained in bank or thrift institutions for specified periods of time at stated interest rates. Bankers' acceptances are negotiable time drafts drawn on commercial banks usually in connection with international transactions.

Bank and thrift obligations in which the Portfolio invests may be, but are not required to be, issued by institutions that are insured by the Federal Deposit Insurance Corporation (the "FDIC"). Bank and thrift institutions organized under Federal law are supervised and examined by Federal authorities and are required to be insured by the FDIC. Institutions organized under state law are supervised and examined by state banking authorities but are insured by the FDIC only if they so elect. State institutions insured by the FDIC are subject to Federal examination and to a substantial body of Federal law regulation. As a result of Federal and state laws and regulations, federally insured bank and thrift institutions are, among other things, generally required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of domestic banks and of United Kingdom branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks and United Kingdom branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank. Certificates of deposit issued by wholly-owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.

Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of

$1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed by that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (i) pledge to the regulator, by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (ii) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC.

A Portfolio may purchase obligations, or all or a portion of a package of obligations, of smaller institutions that are Federally insured, provided the obligation of any single institution does not exceed the Federal insurance coverage of the obligation, presently $100,000.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

The directors and executive officers of the Fund and their principal occupations for at least the last five years are set forth below:

PETER R. BROWN, DIRECTOR (DOB 5/10/28), 1475 South Belcher Road, Largo,
  Florida 33771. Chairman of the Board, Peter Brown Construction Company, (construction contractors and engineers), Largo, Florida (1963 - present); Trustee of IDEX Series Fund, former Trustee of IDEX Fund, IDEX II Series Fund and IDEX Fund 3; Rear Admiral (Ret.) U.S. Navy Reserve, Civil Engineer Corps.

CHARLES C. HARRIS, DIRECTOR (DOB 7/15/ 30), 35 Winston Drive, Clearwater,
  Florida 34616. Retired (1988 - present); Senior Vice President, Treasurer (1966 - 1988), Western Reserve Life Assurance Co. of Ohio; Vice President, Treasurer (1968 - 1988), Director (1968 - 1987), Pioneer Western Corporation; Vice President of the Fund (1986 to December, 1990); Trustee of IDEX Series Fund, former Trustee of IDEX Fund, IDEX II Series Fund and IDEX Fund 3.

RUSSELL A. KIMBALL, JR., DIRECTOR (DOB 8/17/44), 1160 Gulf Boulevard,
  Clearwater Beach, Florida 34630. General Manager, Sheraton Sand Key Resort (resort hotel), Clearwater, Florida (1975 - present).

JOHN R. KENNEY (1, 2) CHAIRMAN OF THE BOARD OF DIRECTORS AND PRESIDENT (DOB
  2/8/ 38). Chairman of the Board of Directors (1982 - present), Chief Executive Officer (1982 - Present), President (1978 - 1987 and December, 1992
  - present), Director (1978 - present), Western Reserve Life Assurance Co. of Ohio; Chairman of the Board of Directors (September, 1996 - present), WRL Investment Management, Inc. (investment adviser), Largo, Florida; Chairman of the Board of Directors (September, 1996 - present), WRL Investment Services, Inc., Largo, Florida; Chairman of the Board of Directors and Chief Executive Officer (1988 - February, 1991), President (1988 - 1989), Director (1976 - February, 1991), Executive Vice President (1972 - 1988), Pioneer Western Corporation (financial services), Largo, Florida; President and Director (1985 - 1990) and Director (December, 1990 - present); Idex Management, Inc. (investment adviser), Largo, Florida; Trustee (1987
  - September. 1996), Chairman (December, 1989 - September, 1990 and November, 1990 - September, 1996) and President and Chief Executive Officer (November, 1986 - September, 1990), IDEX Fund, IDEX II Series Fund and IDEX Fund 3; Trustee and Chairman (September, 1996 - present) of IDEX Series Fund, (investment companies) all of Largo, Florida.

G. JOHN HURLEY (1, 2) DIRECTOR AND EXECUTIVE VICE PRESIDENT (DOB 9/12/48). Executive Vice President (June, 1993 - present), Chief Operating Officer (March, 1994 - present), Western Reserve Life Assurance Co. of Ohio; Director (September, 1996 - present), WRL Investment Management, Inc. (investment adviser), Largo, Florida; Director (September, 1996 - present), WRL Investment Services, Inc., Largo, Florida; President and Chief

  Executive Officer (September, 1990 - September, 1996), Trustee (June, 1990
  - September, 1996) and Executive Vice President (June, 1988 - September, 1990) of IDEX Fund, IDEX II Series Fund and IDEX Fund 3 (investment companies); Trustee, President and Chief Financial Officer (September, 1996 - present) of IDEX Series Fund; President, Chief Executive Officer and Director of InterSecurities, Inc. (May, 1988 - present); Assistant Vice President of
  AEGON USA Managed Portfolios, Inc. (September, 1991 - August, 1992); Vice President of Pioneer Western Corporation (May, 1988 - February, 1991) (financial services), Largo, Florida.

RICHARD B. FRANZ, II (1, 2) Treasurer (DOB 7/12/50). Senior Vice President
  (1987 - present), Chief Financial Officer (1987 - December, 1995) and Treasurer (1988 - present), Western Reserve Life Assurance Co. of Ohio; Senior Vice President and Treasurer (1988 - February, 1991), Pioneer Western Corporation (financial services), Largo, Florida; Treasurer (1988
  - September, 1990 and November, 1990 - December, 1996), IDEX Fund, IDEX II Series Fund and IDEX Fund 3 (investment companies), all of Largo, Florida.

REBECCA A. FERRELL (1, 2) SECRETARY, VICE PRESIDENT AND COUNSEL (DOB
  12/10/60). Assistant Vice President and Counsel (June, 1995 - present), Attorney (August, 1993 - June, 1995), Western Reserve Life Assurance Co. of Ohio; Secretary and Assistant Vice President (March, 1994 - September, 1995), Secretary, Vice President and Counsel (September, 1995 - September, 1996) of IDEX Fund, IDEX II Series Fund and IDEX Fund 3 (investment companies); Secretary, Vice President and Counsel of IDEX Series Fund (September, 1996
  - present); Attorney (September, 1992 - August, 1993), Hearne, Graziano, Nader & Buhr, P.A.; Legal Writing Instructor (August, 1991 - June, 1992), Florida State University College of Law.

ALAN M. YAEGER (1, 2) EXECUTIVE VICE PRESIDENT (DOB 10/21/46). Executive Vice
  President (June, 1993 - present), Chief Financial Officer (December, 1995
  - present), Senior Vice President (1981 - June, 1993) and Actuary (1972
  - present), Western Reserve Life Assurance Co. of Ohio; Director (September, 1996 - present), WRL Investment Management, Inc., (investment adviser) Largo, Florida; Director (September, 1996 - present), WRL Investment Services, Inc., Largo, Florida.
------------------------
(1) The principal business address is Western Reserve Life Assurance Co. of Ohio, P.O. Box 5068, Clearwater, Florida 34618-5068.

(2) Interested person as defined in the 1940 Act and affiliated person of Investment Adviser.

The Fund pays no salaries or compensation to any of its officers, all of whom are employees of WRL. The Fund pays an annual fee of $6,000 to each Director who is not affiliated with the Investment Adviser or the Sub-Advisers ("disinterested Director"). Each Director also receives $500, plus expenses, per each regular and special Board meeting attended. The table below shows each Portfolio's allocation of Directors' fees and expenses paid for the year ended December 31, 1995. The compensation table provides compensation amounts paid to disinterested Directors of the Fund for the fiscal year ended December 31, 1995.

              DIRECTOR'S FEES PAID - YEAR ENDED DECEMBER 31, 1995

PORTFOLIO                           AMOUNT PAID
---------                           -----------
Aggressive Growth                     $ 2,251
Emerging Growth                         4,959
International Equity(1)                   N/A

Global Sector(1)                          N/A

Global                                  4,495
Growth                                 10,513
C.A.S.E. Growth                             3
U.S. Equity(1)                            N/A
Value Equity(1)                           N/A
Tactical Asset Allocation                 396
Equity-Income                           3,426
Utility                                   411
Balanced                                  521
Bond                                    1,255
Short-to-Intermediate Government          242
Money Market                              528
-----------------
(1) Portfolio had not commenced operations as of December 31, 1995.

                              COMPENSATION TABLE

                                                                 TOTAL COMPENSATION PAID
                                      AGGREGATE COMPENSATION        TO DIRECTORS FROM
                                               FROM              WRL SERIES FUND, INC.
NAME OF PERSON, POSITION               WRL SERIES FUND, INC.      AND IDEX SERIES FUND
------------------------            --------------------------  ------------------------
Peter R. Brown, Director                      $9,500                     $32,500
Charles C. Harris, Director                   $9,500                     $32,000
Russell A. Kimball, Jr., Director             $8,500                     $ 8,500


Commencing on January 1, 1996, a non-qualified deferred compensation plan (the "Plan") became available to directors who are not interested persons of the Fund. Under the Plan, compensation may be deferred that would otherwise be payable by the Fund, or IDEX Series Fund to a disinterested Director or Trustee on a current basis for services rendered as director. (IDEX Fund and IDEX Fund 3 were merged with and into the Growth Portfolio of IDEX II Series Fund on September 20, 1996, at which time IDEX II Series Fund was renamed IDEX Series Fund.) Deferred compensation amounts will accumulate based on the value of Class A shares of a portfolio of IDEX Series Fund (without imposition of sales charge), as elected by the director. It is not anticipated that the Plan will have any impact on the Fund. As of December 1, 1996, the Directors and officers of the Fund beneficially owned in the aggregate less than 1% of the Fund's shares through ownership of Policies and Annuity Contracts indirectly invested in the Fund. The Board of Directors has established an Audit Committee consisting of Messrs. Brown, Harris and Kimball.

/diamond/ THE INVESTMENT ADVISER

The information that follows supplements the information provided about the Investment Adviser under the caption "Management of the Fund - Investment Adviser" in the Prospectus.

WRL Investment Management, Inc. ("WRL Management") serves as the investment adviser to each Portfolio of the Fund pursuant to an Investment Advisory Agreement dated January 1, 1997 with the Fund. The Investment Adviser is a wholly-owned subsidiary of Western Reserve, which is a wholly-owned subsidiary of First AUSA

Life Insurance Company ("First AUSA"), a stock life insurance company which is wholly-owned by AEGON USA, Inc. ("AEGON"). AEGON is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON is a wholly-owned indirect subsidiary of AEGON nv, a Netherlands corporation, which is a publicly traded international insurance group.

The Investment Advisory Agreement was approved by the Fund's Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) on October 3, 1996 and by the shareholders of each Portfolio of the Fund on December 16, 1996. The Investment Advisory Agreement provides that it will continue in effect for an initial term ending January 1, 1999, and from year to year thereafter, if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Portfolio, and (b) by a majority of the Directors who are not parties to such contract or "interested persons" of any such party. The Investment Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by the vote of the shareholders of each Portfolio and terminates automatically in the event of its assignment (within the meaning of the 1940 Act).

While the Investment Adviser is at all times subject to the direction of the Board of Directors of the Fund, the Investment Advisory Agreement provides that the Investment Adviser, subject to review by the Board of Directors, is responsible for the actual management of the Fund and has responsibility for making decisions to buy, sell or hold any particular security. The Investment Adviser also is obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties under the Investment Advisory Agreement. For further information about the management of each Portfolio of the Fund, see "The Sub-Advisers", on page 45-48.

ADVISORY FEE. The method of computing the investment advisory fee is fully described in the Fund's Prospectus. For the years ended December 31, 1995, 1994 and 1993, the Investment Adviser was paid fees for its services to each Portfolio in the following amounts:

                                ADVISORY FEES

                                              YEAR ENDED DECEMBER 31
                                 ---------------------------------------------
PORTFOLIO                             1995            1994            1993
---------                        --------------  --------------   ------------
Aggressive Growth                  $   849,097     $   125,449(1)  $      N/A
Emerging Growth                      1,838,573       1,262,170       240,6113
International Equity(2)                    N/A             N/A            N/A

Global Sector(2)                           N/A             N/A            N/A

Global                               2,075,054       1,600,706        232,026
Growth                               7,847,750       6,850,340      6,840,711
C.A.S.E. Growth                          5,519(4)          N/A            N/A
U.S. Equity(2)                             N/A             N/A            N/A
Value Equity(2)                            N/A             N/A            N/A
Tactical Asset Allocation              433,844(5)          N/A            N/A
Equity-Income                        1,746,022       1,180,759        224,748(3)
Utility                                128,859          33,553(1)         N/A
Balanced                               195,339          67,043(1)         N/A
Bond                                   409,862         407,667        387,264
Short-to-Intermediate Government       126,134         133,919         72,622
Money Market                           422,357         351,798        224,406
                                 --------------  --------------   -------------
  TOTAL                            $16,078,410     $12,013,404     $8,222,388
                                 ==============  ==============   =============
-----------------
(1) Portfolio commenced operations March 1, 1994.
(2) Portfolio had not commenced operations as of December 31, 1995.
(3) Portfolio commenced operations March 1, 1993.
(4) Portfolio commenced operations May 1, 1995.
(5) Portfolio commenced operations January 3, 1995.

PAYMENT OF EXPENSES. Under the terms of the Investment Advisory Agreement, the Investment Adviser is responsible for providing investment advisory services and furnishing office space for officers and employees of the Investment Adviser connected with investment management of the Portfolios. Each Portfolio pays: all expenses incurred in connection with the formation and organization of a Portfolio, including the preparation (and filing, when necessary) of the Portfolio's contracts, plans, and documents, conducting meetings of organizers, directors and shareholders; preparing and filing the post-effective amendment to the Fund's registration statement effecting registration of a Portfolio and its shares under the 1940 Act and the 1933 Act and all other matters relating to the information and organization of a Portfolio and the preparation for offering its shares; expenses in connection with ongoing registration or qualification requirements under Federal and state securities laws; investment advisory fees; pricing costs (including the daily calculations of net asset value); brokerage commissions and all other expenses in connection with execution of portfolio transactions, including interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; any compensation, fees, or reimbursements which the Fund pays to its Directors who are not "interested persons," as that phrase is defined in the 1940 Act, of the Fund or WRL Management; compensation of the Fund's custodian, administrative and transfer agent, registrar and dividend disbursing agent; legal, accounting and printing expenses; other administrative, clerical, recordkeeping and bookkeeping expenses; auditing fees; certain insurance premiums; services for shareholders (including allocable telephone and personnel expenses); costs of certificates and the expenses of delivering such certificates to the purchaser of shares relating thereto; expenses of local representation in Maryland; fees and/or expenses payable pursuant to any plan of distribution adopted with respect to the Fund in accordance with Rule 12b-1 under the 1940 Act; expenses of shareholders' meetings and of preparing, printing, and distributing notices, proxy statements and reports to shareholders; expenses of preparing and filing reports with Federal and state regulatory authorities; all costs and expenses, including fees and disbursements, of counsel and auditors, filing and renewal fees and printing costs in connection with the filing of any required amendments, supplements or renewals of registration statement, qualifications or prospectuses under the Securities Act of 1933 and the securities laws of any states or territories, subsequent to the effectiveness of the initial registration statement under the Securities Act of 1933; all costs involved in preparing and printing prospectuses of the Fund; extraordinary expenses; and all other expenses properly payable by the Fund or the Portfolios.

The Investment Adviser has voluntarily undertaken, until at least April 30, 1997, to pay expenses on behalf of the Portfolios (except the Global Sector Portfolio) to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions and extraordinary charges) exceed, as a percentage of each Portfolio's average daily net assets, 1.00% (0.70% for the Bond and Money Market Portfolios, 1.50% for the International Equity Portfolio and 1.30% for the U.S. Equity Portfolio). The following expenses were paid by the previous investment adviser, Western Reserve, for the fiscal years ended December 31, 1995, 1994, and 1993:

                PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

                                             YEAR ENDED DECEMBER 31
                                   ------------------------------------------
PORTFOLIO                              1995           1994            1993
---------------------------------  ------------   -------------   -----------
Aggressive Growth                     $   -0-(1)    $ 28,885(2)    $   N/A
Emerging Growth                           -0-(1)         -0-(1)     51,181(6)
International Equity(7)                   N/A            N/A           N/A

Global Sector(7)                          N/A            N/A           N/A

Global(3)                                 -0-(1)         -0-(1)        -0-(1)
Growth                                    -0-(1)         -0-(1)        -0-(1)
C.A.S.E. Growth                        23,832(4)         N/A           N/A
U.S. Equity(7)                            N/A            N/A           N/A
Value Equity(7)                           N/A            N/A           N/A
Tactical Asset Allocation(5)              -0-(1)         N/A           N/A
Equity-Income                             -0-(1)         -0-(1)     36,518(6)
Utility                                14,417        40,1482           N/A
Balanced                                  -0-(1)      28,629(2)        N/A
Bond                                      -0-(1)         -0-(1)        -0-(1)
Short-to-Intermediate Government          -0-(1)         -0-(1)      2,226
Money Market                              -0-(1)         -0-(1)        -0-(1)
-----------------
(1) There were no expenses paid on behalf of this Portfolio because the expenses did not exceed the limitations.
(2) Portfolio commenced operations on March 1, 1994.
(3) Prior to May 1, 1994, the Investment Adviser had voluntarily undertaken to pay expenses on behalf of the Global Portfolio to the extent that these expenses exceeded 2.50% of the first $30 million of assets, 2.00% of the next $70 million of assets, and 1.50% of assets in excess of $100 million.
(4) Portfolio commenced operations on May 1, 1995.
(5) Portfolio commenced operations on January 3, 1995.
(6) Portfolio commenced operations on March 1, 1993.
(7) Portfolio had not commenced operations as of December 31, 1995.

SERVICE AGREEMENT. Effective January 1, 1997, the Fund has entered into an Administrative Services and Transfer Agency Agreement ("Services Agreement") with WRL Investment Services, Inc. ("WRL Services"), an affiliate of WRL Management and Western Reserve, to furnish the Fund with administrative services to assist the Fund in carrying out certain of its functions and operations. The Service Agreement was approved by the Fund's Board of Directors, including a majority of Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) on October 3, 1996. Under this Agreement, WRL Services shall furnish to each Portfolio, subject to the overall supervision of the Fund's Board, supervisory, administrative, and transfer agency services, including recordkeeping and reporting. WRL Services is reimbursed by the Fund monthly on a cost incurred basis.

DISTRIBUTION AGREEMENT. Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act, as amended. Pursuant to the Distribution Plan, the Fund has entered into a Distribution Agreement with InterSecurities, Inc. ("ISI"), whose principal office is located at 201 Highland Avenue, Largo, Florida 33770. The Distribution Plan and related Agreement were approved by the Fund's Board of Directors, including a majority of Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) on October 3, 1996, and the Distribution Plan was approved by the shareholders of each Portfolio of the Fund on December 16, 1996. ISI is an affiliate of the Investment Adviser.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the Portfolios, will reimburse ISI after each calendar month for certain Fund distribution expenses incurred or paid by ISI, provided that these expenses in the aggregate do not exceed 0.15%, on an annual basis, of the average daily net asset value of shares of each Portfolio.

Distribution expenses for which ISI may be reimbursed under the Distribution Plan and Distribution Agreement include, but are not limited to, expenses of printing and distributing the Fund's prospectus and statement of additional information to potential investors; developing and preparing Fund advertisements; sales literature and other promotional materials; holding seminars and sales meetings designed to promote distribution of Fund shares; the development of consumer-oriented sales materials describing and/or relating to the Fund; and expenses attributable to "distribution-related services" provided to the Fund, which include such things as salaries and benefits, office expenses, equipment expenses, training costs, travel costs, printing costs, supply expenses, computer programming time, and data center expenses, each as they relate to the promotion of the sale of Fund shares.

ISI submits to the Directors of the Fund for approval annual distribution budgets and quarterly reports of distribution expenses with respect to each Portfolio. ISI allocates to each Portfolio distribution expenses specifically attributable to the distribution of shares of such Portfolio. Distribution expenses not specifically attributable to the distribution of shares of a particular Portfolio are allocated among the Portfolios, based upon the ratio of net asset value of each Portfolio to the net asset value of all Portfolios, or such other factors as ISI deems fair and are approved by the Fund's Board of Directors. ISI has determined that it will not seek payment by the fund of distribution expenses with respect to any Portfolio during the fiscal year ending December 31, 1997. Prior to ISI seeking reimbursement, policyowners will be notified in advance.

It is anticipated that benefits provided by the Distribution Plan may include lower fixed costs as a percentage of assets as Fund assets increase through the growth of the Fund due to enhanced marketing efforts.

/diamond/ THE SUB-ADVISERS

This discussion supplements the information provided about each Portfolio's Sub-Adviser under the caption "Management of the Fund - The Sub-Advisers" in the Prospectus.

Each Sub-Adviser serves, pursuant to each Sub-Advisory Agreement dated January 1, 1997 between WRL Management and the respective Sub-Adviser, on behalf of each Portfolio. The Sub-Advisory Agreements were approved by the Board of Directors of the Fund, including a majority of the Directors who were not "interested persons" of the Fund (as defined in the 1940 Act) on October 3, 1996 and by the shareholders of each Portfolio of the Fund on December 16, 1996. The Sub-Advisory Agreements provide that they will continue in effect for an initial term ending January 1, 1999, and from year to year thereafter, if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of each Portfolio and (b) by a majority of the Directors who are not parties to such Agreements or "interested persons" (as defined in the 1940 Act) of any such party. The Sub-Advisory Agreements may be terminated without penalty on 60 days' written notice at the option of either party or by the vote of the shareholders of each Portfolio and terminate automatically in the event of their assignment (within the meaning of the 1940 Act) or termination of the Investment Advisory Agreement.

Pursuant to the Sub-Advisory Agreements, each Sub-Adviser provides investment advisory assistance and portfolio management advice to the Investment Adviser for their respective Portfolio(s). Subject to review by the Investment Adviser and the Board of Directors of the Fund, the Sub-Advisers are responsible for the actual management of their respective Portfolio(s) and for making decisions to buy, sell or hold a particular security. Each Sub-Adviser bears all of its expenses in connection with the performance of its services under their Sub-Advisory Agreement such as compensating and furnishing office space for their officers and employees connected with investment and economic research, trading and investment management of the respective Portfolio(s).

Each Sub-Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Sub-Advisers for the Portfolios of the Fund are:

FRED ALGER MANAGEMENT, INC. ("Alger Management") serves as Sub-Adviser to the Aggressive Growth Portfolio. Alger Management, located at 75 Maiden Lane, New York, New York 10038, is a wholly-owned subsidiary of Fred Alger & Company, Incorporated, which in turn is a wholly-owned subsidiary of Alger Associates, Inc., a financial services holding company. Alger Management is generally engaged in the business of rendering investment advisory services to institutions and, to a lesser extent, individuals. Alger Management has been engaged in the business of rendering investment advisory services since 1964 and has approximately $5.4 billion under management.

VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT, INC. ("Van Kampen") serves as Sub-Adviser to the Emerging Growth Portfolio. Van Kampen, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, is an indirect wholly-owned subsidiary of VK/AC Holding, Inc. ("VK/AC Holding"). VK/AC Holding is a wholly-owned subsidiary of MSAM Holdings II, Inc., which, in turn, is a wholly-owned subsidiary of Morgan Stanley Group, Inc.

MERIDIAN INVESTMENT MANAGEMENT CORPORATION ("MERIDIAN") AND INVESCO GLOBAL ASSET MANAGEMENT LIMITED ("INVESCO") serve as Co-Sub-Advisers to the Global Sector Portfolio. As discussed in the Prospectus, Meridian has the responsibility for allocating the Portfolio's assets among asset categories, countries and/or industries. After these allocations have been designed by Meridian, INVESCO will select the specific securities within each category, country or industry.

Meridian is located at 12835 East Arapahoe Road, Tower II, 7th Floor, Englewood, Colorado 80112. Meridian is a wholly-owned subsidiary of Meridian Management & Research Corporation ("MM&R"). Meridian provides investment management and related services to other mutual fund portfolios and individual, corporate, charitable and retired accounts.

INVESCO is located at Rosebank, 12 Bermudiana Road, Hamilton, Bermuda HM11. In performing services under its Sub-Advisory Agreement with WRL Management, INVESCO is authorized to use INVESCO-affiliated companies and their employees, provided that INVESCO supervises and remains fully responsible for all such services. Pursuant to this authority, INVESCO has entered into service agreements with INVESCO Asset Management Limited, 11 Devonshire Square, London, EC2M 4YR England, for assistance in managing the Portfolio's investments in foreign securities, and with INVESCO Trust Company, 7800 East Union Avenue, Denver, Colorado 80237, for assistance in managing the Portfolio's investments in U.S. securities. These agreements were approved by the Board of Directors of the Fund, including a majority of the Directors who were not "interested persons" of the Fund (as defined in the 1940 Act) on March 18, 1996. INVESCO and its affiliates are indirect wholly-owned subsidiaries of INVESCO PLC, a global firm that managed approximately $84 billion as of December 31, 1995. INVESCO PLC is headquartered in London, with money managers located in Europe, North America and the Far East.

JANUS CAPITAL CORPORATION ("Janus") serves as the Sub-Adviser to the Growth Portfolio, the Bond Portfolio and the Global Portfolio.

Janus, located at 100 Fillmore Street, Denver, Colorado 80206, has been engaged in the management of the Janus funds since 1969. Janus also serves as investment adviser or sub-adviser to other mutual funds, and for individual, corporate, charitable and retirement accounts. The aggregate market value of the assets managed by Janus was over $40 billion as of October 1, 1996. Kansas City Southern Industries, Inc. ("KCSI") owns 83% of Janus. KCSI, whose address is 114 West 11th Street, Kansas City, Missouri 64105-1804, is a publicly-traded holding company whose largest subsidiary, the Kansas City Southern Railway Company, is primarily engaged in the transportation industry. Other KCSI subsidiaries are engaged in financial services and real estate.

C.A.S.E. MANAGEMENT, INC. ("C.A.S.E. Management") serves as Sub-Adviser to the C.A.S.E. Growth Portfolio.

C.A.S.E. Management, located at 2255 Glades Road, Suite 221-A, Boca Raton, Florida 33431, is a wholly-owned subsidiary of C.A.S.E., Inc. C.A.S.E. Management provides investment management services to financial institutions, high net worth individuals, and other professional money managers.

NWQ INVESTMENT MANAGEMENT COMPANY, INC. ("NWQ") serves as the Sub-Adviser to the Value Equity Portfolio.

NWQ, located at 655 South Hope Street, 11th Floor, Los Angeles, California 90017, is a wholly-owned subsidiary of United Asset Management Corporation and provides investment management services to institutions and high net worth individuals. NWQ had approximately $5.6 billion in assets under management as of December 31, 1995.

DEAN INVESTMENT ASSOCIATES ("Dean Investment") serves as Sub-Adviser to the Tactical Asset Allocation Portfolio.

Dean Investment, located at 2480 Kettering Tower, Dayton, Ohio 45423-2480, is wholly-owned by C.H. Dean and Associates, Inc. Founded in 1972, Dean Investments manages portfolios for individuals and institutional clients worldwide. Dean Investments provides a full range of investment advisory services and currently has $3.756 billion of assets under management.

LUTHER KING CAPITAL MANAGEMENT CORPORATION ("Luther King") serves as Sub-Adviser to the Equity-Income Portfolio.

Luther King is located at 301 Commerce Street, Suite 1600, Fort Worth, Texas 76102. Ultimate control of Luther King is exercised by J. Luther King, Jr. Luther King provides investment management services to accounts of individual investors, mutual funds, and other institutional investors. Luther King has served as an investment adviser for approximately 17 years; as of March 1, 1996, the total assets managed by Luther King exceeded $4.5 billion.

FEDERATED INVESTMENT COUNSELING ("Federated") serves as the Sub-Adviser to the Utility Portfolio.

Federated, located at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, is a wholly-owned subsidiary of Federated Investors. All of the voting securities of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, his wife, Rhodora Donahue, and his son, J. Christopher Donahue.

AEGON USA INVESTMENT MANAGEMENT, INC. ("AEGON Investment") serves as Sub-Adviser to the Short-to-Intermediate Government Portfolio and the Balanced Portfolio.

AEGON Investment, located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499, is a wholly-owned subsidiary of AEGON and thus is an affiliate of the Investment Adviser. AEGON Investment also serves as sub-adviser to the two bond portfolios of IDEX Series Fund. AEGON Investment also manages the general account investment portfolios of the life insurance subsidiaries of AEGON and had in excess of $22.6 billion under management as of January 1, 1996.

J.P. MORGAN INVESTMENT MANAGEMENT INC. ("J.P. Morgan") serves as Sub-Adviser to the Money Market Portfolio.

J.P. Morgan, located at 522 Fifth Avenue, New York, New York 10036, is a wholly-owned subsidiary of J.P. Morgan & Co., Incorporated. J.P. Morgan provides investment management and related services for corporate, public, and union employee benefit funds, foundations, endowments, insurance companies and government agencies.

SCOTTISH EQUITABLE INVESTMENT MANAGEMENT LIMITED ("Scottish Equitable") serves as a Co-Sub-Adviser to the International Equity Portfolio. Scottish Equitable is located at Edinburgh Park, Edinburgh EH12 9SE. Scottish Equitable is a wholly-owned subsidiary of Scottish Equitable plc, successor to Scottish Equitable Life Assurance Society. Scottish Equitable is also an indirect wholly-owned subsidiary of AEGON nv. As of December 31, 1995 Scottish Equitable plc had approximately $15.9 billion in assets under management. The Co-Sub-Adviser provides investment advisory and management services to certain of its affiliates and to external organizations.

GE INVESTMENT MANAGEMENT INCORPORATED ("GEIM") serves as a Co-Sub-Adviser to the International Equity Portfolio and as Sub-Adviser to the U.S. Equity Portfolio.

GEIM is located at 3003 Summer Street, Stamford, Connecticut 06905. GEIM, which was formed under the laws of Delaware in 1988, is a wholly-owned subsidiary of General Electric Company ("GE"). GEIM's principal officers and directors serve in similar capacities with respect to General Electric Investment Corporation ("GEIC", and, together with GEIM, collectively referred to as "GE Investments"), which like GEIM is a wholly-owned subsidiary of GE. As of June 30, 1996, GEIM and GEIC together managed assets in excess of $ 55 billion. GE Investments provides investment management services to external organizations and to certain of its affiliates.

The method of computing each Sub-Adviser's fees is set forth in the Fund's Prospectus. For the years ended December 31, 1995, 1994 and 1993 each Sub-Adviser was paid fees for their services in the following amounts:

                              SUB-ADVISORY FEES

                                                              YEAR ENDED DECEMBER 31
                                                    ------------------------------------------
SUB-ADVISER              PORTFOLIO                       1995          1994          1993
------------------------ -------------------------- ------------- ------------- --------------
Alger Management         Aggressive Growth          $  424,549    $   62,724(2)        -0-
Van Kampen               Emerging Growth               919,287       630,629    $  120,306(3)
Scottish Equitable/GEIM  International Equity(1)           N/A           N/A           N/A
Meridian/INVESCO         Global Sector(1)                  N/A           N/A           N/A
Janus                    Bond                          204,931       203,833       193,632
                         Growth                      3,923,875     3,425,888     3,420,355
                         Global                      1,037,527       801,005       115,238
C.A.S.E. Management      C.A.S.E. Growth                 2,759(5)        N/A           N/A
GEIM                     U.S. Equity(1)                    N/A           N/A           N/A
NWQ                      Value Equity(1)                   N/A           N/A           N/A
Dean Investment          Tactical Asset Allocation     216,922(4)        N/A           N/A
Luther King              Equity-Income                 873,011       590,528       112,374(3)
Federated                Utility                        85,906        22,369(2)        N/A
AEGON Investment         Short-to-Intermediate          63,067        66,959        36,310
                           Government
                         Balanced                       94,669        19,275(2)        N/A
J.P. Morgan              Money Market                  211,178(6)    176,549(6)    112,155(6)

-----------------
(1) Portfolio had not commenced operations as of December 31, 1995.
(2) Portfolio commenced operations March 1, 1994.
(3) Portfolio commenced operations March 1, 1993.
(4) Portfolio commenced operations January 3, 1995.
(5) Portfolio commenced operations May 1, 1995.
(6) Fees paid to Janus, the Portfolio's previous Sub-Adviser.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

/diamond/ PORTFOLIO TURNOVER

The information that follows supplements the information provided about portfolio turnover under the caption "Other Investment Policies and Restrictions - Portfolio Turnover" in the Prospectus. In computing the portfolio turnover rate for a Portfolio, securities whose maturities or expiration dates at the time of acquisition are one year or less are excluded. Subject to this exclusion, the turnover rate for a Portfolio is cal-culated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average of portfolio securities owned by the Portfolio during the fiscal year.

The following table provides the Portfolios' turnover rates for the fiscal years ended December 31, 1995, 1994 and 1993:

                           PORTFOLIO TURNOVER RATES

                                            YEAR ENDED DECEMBER 31
                                   ------------------------------------------
PORTFOLIO                              1995          1994           1993
---------------------------------  -----------    ----------   --------------
Aggressive Growth                     108.04%      89.73%(5)         N/A
Emerging Growth                       124.13%      72.62%          12.79%(2)
International Equity(1)                  N/A         N/A             N/A

Global Sector(1)                         N/A         N/A             N/A

Global                                130.60%     192.06%          79.93%
Growth                                130.48%     107.33%          77.91%
C.A.S.E. Growth                       121.62%(3)     N/A             N/A
U.S. Equity(1)                           N/A         N/A             N/A
Value Equity(1)                          N/A         N/A             N/A
Tactical Asset Allocation              38.68%(4)     N/A             N/A
Equity-Income                          52.59%      53.50%          27.41%(2)
Utility                                78.34%      36.13%(5)         N/A
Balanced                               98.55%      57.73%(5)         N/A
Bond                                  120.54%     131.73%         149.02%
Short-to-Intermediate Government       51.82%      93.70%          28.64%
Money Market(6)                          N/A         N/A             N/A
-----------------
(1) Portfolio had not yet commenced operations as of December 31, 1995.
(2) Portfolio commenced operations March 1, 1993.
(3) Portfolio commenced operations May 1, 1995.
(4) Portfolio commenced operations January 3, 1995.
(5) Portfolio commenced operations March 1, 1994.
(6) Money Market does not have a stated portfolio turnover rate, as securities of the type in which it invests are excluded in the usual calculation of that rate.

The future annual turnover rates cannot be precisely predicted, although an annual turnover rate in excess of 100% is not presently anticipated for the Aggressive Growth, Tactical Asset Allocation, Utility, Balanced and Short-to-Intermediate Government Portfolios; 50% for the Value Equity Portfolio; 150% for the Growth Portfolio; and 200% for the Global Portfolio.

There are no fixed limitations regarding the portfolio turnover rates of the Portfolios. Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances. Higher turnover rates tend to result in higher brokerage fees. Securities initially satisfying the basic policies and objective of each Portfolio may be disposed of when they are no longer deemed suitable.

/diamond/ PLACEMENT OF PORTFOLIO
          BROKERAGE

Subject to policies established by the Board of Directors of the Fund, each Portfolio's Sub-Adviser (INVESCO, a Co-Sub-Adviser to the Global Sector Portfolio, determines placement of portfolio brokerage for that Portfolio) is primarily responsible for placement of a Portfolio's securities transactions. In placing orders, it is the policy of a Portfolio to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commissions, if any, size of the transaction and difficulty of execution. While each Sub-Adviser generally will seek reasonably competitive spreads or commissions, a Portfolio will not necessarily be paying the lowest spread or commission available. A Portfolio does not have any obligation to deal with any broker, dealer or group of brokers or dealers in the execution of transactions in portfolio securities.

Decisions as to the assignment of portfolio brokerage business for a Portfolio and negotiation of its commission rates are made by the Sub-Adviser, whose policy is to obtain "best execution" (prompt and reliable execution at the most favorable security price) of all portfolio transactions. In placing portfolio transactions, the Sub-Adviser may give consideration to brokers who provide supplemental investment research, in addition to such research Money Market(6) N/A obtained for a flat fee, to the Sub-Adviser, and pay spreads or commissions to such brokers or dealers furnishing such services which are in excess of spreads or commissions which another broker or dealer may charge for the same transaction.

In selecting brokers and in negotiating commissions, the Sub-Adviser considers such factors as: the broker's reliability; the quality of its execution services on a continuing basis; the financial condition of the firm; and research products and services provided, which include: (i) furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities and (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories) that assist each Sub-Adviser in carrying out its responsibilities.

Supplemental research obtained through brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by a Sub-Adviser. The expenses of a Sub-Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. A Sub-Adviser may use such research products and services in servicing other accounts in addition to the respective Portfolio. If a Sub-Adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, the Sub-Adviser will allocate the costs of such service or product accordingly. The portion of the product or service that a Sub-Adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for the Sub-Adviser. Conversely, such supplemental information obtained by the placement of business for a Sub-Adviser will be considered by and may be useful to the Sub-Adviser in carrying out its obligations to a Portfolio.

When a Portfolio purchases or sells a security in the OTC market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of the Sub-Adviser, better prices and executions are likely to be achieved through the use of a broker.

Securities held by a Portfolio may also be held by other separate accounts, mutual funds or other accounts for which the Investment Adviser or Sub-Adviser serves as an adviser, or held by the Investment Adviser or Sub-Adviser for their own accounts. Because of different investment objectives or other factors, a particular security may be bought by the Investment Adviser or Sub-Adviser for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for a Portfolio or other entities for which they act as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or Sub-Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

On occasions when the Investment Adviser or a Sub-Adviser deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other accounts or companies, it may to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for such other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a Portfolio.

The Board of Directors of the Fund periodically reviews the brokerage placement practices of each Sub-Adviser on behalf of the Portfolios, and reviews the prices and commissions, if any, paid by the Portfolios to determine if they were reasonable.

The Board of Directors of the Fund has authorized the Sub-Advisers to consider sales of the Policies and Annuity Contracts by a broker-dealer as a factor in the selection of broker-dealers to execute Portfolio transactions. In addition, the Sub-Advisers may occasionally place portfolio business with affiliated brokers of the Investment Adviser or a Sub-Adviser, including:
InterSecurities, Inc. P.O. Box 5068, Clearwater, Florida 33518; DST Securities, Inc., 301 West 11th Street, Kansas City, Missouri 64105; Fred Alger & Company, Inc., 75 Maiden Lane, New York, New York 10038; and AEGON USA Securities, Inc., P.O. Box 1449, Cedar Rapids, Iowa 52499. As stated above, any such placement of Portfolio business will be subject to the ability of the broker-dealer to provide best execution and to the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

                      COMMISSIONS PAID BY THE PORTFOLIOS

                     AGGREGATE COMMISSIONS
                    YEAR ENDED DECEMBER 31
                 ----------------------------
PORTFOLIO             1995           1994
---------------  -------------  -------------
Aggressive
  Growth           $  240,067     $   76,028(2)
Emerging              542,420        317,287
Global                712,827(4)     241,051
Growth              1,577,115      1,466,443
C.A.S.E.
  Growth                8,662(5)         N/A
Tactical Asset
  Allocation          208,950(6)         N/A
Equity-Income         316,489        354,400
Utility                52,921         40,095(2)
Balanced               90,724         43,311(2)


                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                AFFILIATED BROKERAGE COMMISSIONS
                                                      YEAR ENDED DECEMBER 31
                 ------------------------------------------------------------------------------------------------------
PORTFOLIO             1993          1995                 %            1994             %          1993           %
---------        -------------  -----------      ----------------  ----------    ------------  ---------   ------------
Aggressive
  Growth                 N/A      $240,067           100%(1)        $75,128          98.82%(1)      N/A            N/A
Emerging              74,070(3)        N/A           N/A                N/A            N/A          N/A            N/A
Global                53,250           N/A           N/A                N/A            N/A          N/A            N/A
Growth             1,022,522           N/A  /less than/1%             2,796   /less than/1%      85,404   /less than/1%
C.A.S.E.
  Growth                 N/A           N/A           N/A                N/A            N/A          N/A            N/A
Tactical Asset
  Allocation             N/A           N/A           N/A                N/A            N/A          N/A            N/A
Equity-Income        113,996(3)        N/A           N/A                N/A            N/A          N/A            N/A
Utility                  N/A           N/A           N/A                N/A            N/A          N/A            N/A
Balanced                 N/A         1,040          1.15%             8,700          20.09%(7)      N/A            N/A

The Aggressive Growth Portfolio paid affiliated brokerage commissions to Alger, Inc., the Growth Portfolio paid affiliated brokerage commissions to DST
Securities, Inc. and the Balanced Portfolio paid affiliated brokerage commissions to AEGON USA Securities, Inc.

The Bond Portfolio, the Money Market Portfolio and the Short-to-Intermediate
Government Portfolio did not pay any brokerage commissions for the years ended
December 31, 1995, 1994 and 1993.

No information is included for the Global Sector, Value Equity, International
Equity or U.S. Equity Portfolios as they had not commenced operations as of December 31, 1995.

-----------------
(1) The percentage of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions effected through Alger, Inc. for the fiscal year ended December 31, 1995 and for the period March 1, 1994 through December 31, 1994 was 100% and 99.89%, respectively.
(2) Portfolio commenced operations March 1, 1994.
(3) Portfolio commenced operations March 1, 1993.
(4) This figure is higher than 1994 due to the relative increase in the amount of total assets invested in foreign securities.
(5) Portfolio commenced operations May 1, 1995.
(6) Portfolio commenced operations January 3, 1995.
(7) The percentage of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions effected through AEGON USA Securities, Inc. for the fiscal year ended December 31, 1995 and for the period March 1, 1994 to December 31, 1994 was 9.63% and 38.06%, respectively.

                       PURCHASE AND REDEMPTION OF SHARES

/diamond/ DETERMINATION OF OFFERING PRICE

Shares of the Portfolios are currently sold only to the Separate Accounts to fund the benefits under the Policies and the Annuity Contracts. The Portfolios may, in the future, offer their shares to other insurance company separate accounts. The Separate Accounts invest in shares of a Portfolio in accordance with the allocation instructions received from holders of the Policies and the Annuity Contracts. Such allocation rights are further described in the prospectuses and disclosure documents for the Policies and the Annuity Contracts. Shares of the Portfolios are sold and redeemed at their respective net asset values as described in the Prospectus.

/diamond/ NET ASSET VALUATION

As stated in the Prospectus, the net asset value of the Portfolios' shares is ordinarily determined, once daily, as of the close of the regular session of business on the New York Stock Exchange ("Exchange") (usually 4:00 p.m., Eastern time) on each day the Exchange is open. (Currently the Exchange is closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.) The per share net asset value of a Portfolio is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. In determining net asset value, securities listed on the national securities exchanges and traded on the NASDAQ National Market are valued at the closing prices on such markets, or if such a price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the Exchange. Other securities for which quotations are not readily available are valued at fair values as determined in good faith by a Portfolio's Investment Adviser under the supervision of the Fund's Board of Directors. Money market instruments maturing in 60 days or less are valued on the amortized cost basis. Values of gold bullion held by a Portfolio are based upon daily quotes provided by banks or brokers dealing in such commodities.

                       INVESTMENT EXPERIENCE INFORMATION

THE INFORMATION PROVIDED IN THIS SECTION SHOWS THE HISTORICAL INVESTMENT EXPERIENCE OF EACH OF THE PORTFOLIOS. IT DOES NOT REPRESENT OR PROJECT FUTURE INVESTMENT PERFORMANCE.

The Growth, Money Market and Bond Portfolios commenced operations on October 2, 1986; the Global and Short-to-Intermediate Government Portfolios commenced operations on December 3, 1992; the Emerging Growth and the Equity-Income Portfolios commenced operations March 1, 1993; the Aggressive Growth, Balanced and Utility Portfolios commenced operations on March 1, 1994; the Tactical Asset Allocation Portfolio commenced operations on January 3, 1995; and the C.A.S.E. Growth Port-folio commenced operations on May 1, 1995. The rates of return shown below depict the actual investment experience of each Portfolio for the periods shown. (The Value Equity, Global Sector, International Equity, and U.S. Equity Portfolios had not commenced operations as of December 31, 1995, so performance information is not yet available for these Portfolios).

                 CALCULATION OF PERFORMANCE RELATED INFORMATION

The Prospectus contains a brief description of how performance is calculated.

/diamond/ TOTAL RETURN

The rates of return shown are based on the actual investment performance, after the deduction of investment advisory fees and direct Portfolio expenses. The rates are average annual compounded rates of return for the periods ended on December 31, 1995.

The rates of return do not reflect charges or deductions against the Series Life Account or the Series Annuity Account, or charges and deductions against the Policies or the Annuity Contracts. Accordingly, these rates of return do not illustrate how actual investment performance will affect benefits under the Policies or the Annuity Contracts. Where relevant, the prospectuses for the Policies and the Annuity Contracts contain performance information about these products. Moreover, these rates of return are not an estimate, projection or guarantee of future performance.

Also shown are comparable figures for the unmanaged Standard and Poor's Index of 500 Common Stocks, a widely used measure of stock market performance.

                  AVERAGE ANNUAL COMPOUNDED RATES OF RETURN
                  FOR THE PERIODS ENDED ON DECEMBER 31, 1995

FUND PORTFOLIO                INCEPTION     5 YEARS      4 YEARS     3 YEARS     2 YEARS     1 YEAR
--------------              -------------  ----------   ----------  ----------  ----------  ---------
Aggressive Growth               (1.26%)(4)      N/A         N/A         N/A          N/A      38.02%
Emerging Growth                 24.71% (3)      N/A         N/A         N/A        (7.36%)    46.79%
International Equity(7)           N/A           N/A         N/A         N/A          N/A        N/A
Global Sector(7)                  N/A           N/A         N/A         N/A          N/A        N/A
Global                          18.67% (2)      N/A         N/A       18.55%       11.07%     23.06%
Growth                          17.63% (1)    18.06%       9.46%      11.94%       16.15%     47.12%
C.A.S.E. Growth                 20.65% (6)      N/A         N/A         N/A          N/A        N/A
U.S. Equity(7)                    N/A           N/A         N/A         N/A          N/A        N/A
Value Equity(7)                   N/A           N/A         N/A         N/A          N/A        N/A
Tactical Asset Allocation       20.09% (5)      N/A         N/A         N/A          N/A        N/A
Equity-Income                   13.49% (3)      N/A         N/A         N/A        (0.53%)    24.66%
Utility                         (4.58%)(4)      N/A         N/A         N/A          N/A      25.25%
Balanced                        (5.73%)(4)      N/A         N/A         N/A          N/A      19.80%
Bond                             8.48% (1)    10.50%       8.50%       9.08%        6.98%     22.99%
Short-to-Intermediate
  Government                      N/A  (2)      N/A         N/A        4.58%       (0.43%)    13.54%
Money Market                     4.98% (1)     3.91%       3.57%       3.76%        4.42%      5.40%
Standard & Poor's Index
  of 500 Common Stocks          14.68%        16.59%      13.36%      15.34%       18.07%     37.58%

-----------------
(1) Portfolio commenced operations on October 2, 1986.
(2) Portfolio commenced operations on December 3, 1992.
(3) Portfolio commenced operations on March 1, 1993.
(4) Portfolio commenced operations on March 1, 1994.
(5) Portfolio commenced operations on January 3, 1995.
(6) Portfolio commenced operations on May 1, 1995.
(7) Portfolio had not yet commenced operations as of December 31, 1995.

Total return quotations for each of the Portfolios are computed by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending redeemable value, according to the following equation:

                               P (1+T)(n) = ERV
 Where:  P = a hypothetical initial payment of $1,000
         T = average annual total return
         n = number of years
       ERV = ending redeemable value (at the end of the applicable period of a hypothetical $1,000 payment made at the beginning of the applicable period)

The total return quotation calculations for a Portfolio reflect the deduction of a proportionate share of the Portfolio's investment advisory fee and Portfolio expenses and assume that all dividends and capital gains during the period are reinvested in the Portfolio when made. The calculations also assume a complete redemption as of the end of the particular period.

Total return quotation calculations do not reflect charges or deductions against the Series Life Account or the Series Annuity Account or charges and deductions against the Policies or the Annuity Contracts. Accordingly, these rates of return do not illustrate how actual investment performance will affect benefits under the Policies or the Annuity Contracts. Where relevant, the prospectuses for the Policies and the Annuity Contracts contain performance information about these products. Moreover, these rates of return are not an estimate, projection or guarantee of future performance. Additional information regarding the investment performance of the Portfolios appears in the Prospectus.

/diamond/ YIELD QUOTATIONS

The yield quotations for a Portfolio (for Money Market Portfolio yield, see "Yield Quotations - Money Market Portfolio", below) are based on a specific thirty-day period and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last date of the period, according to the following formula:

        YIELD = 2 [ (a-b
                     ---  + 1)(6) - 1]
                      cd
Where: a = dividends and interest earned
           during the period by the
           Portfolio
       b = expenses accrued for the period
           (net of reimbursement)
       c = the average daily number of
           shares outstanding during the
           period that were entitled to
           receive dividends
       d = the maximum offering price per
           share on the last day of the period

The yield of the Bond Portfolio and the Short-to-Intermediate Government Portfolio as computed above for the thirty day period ended December 31, 1995 was 5.75% and 5.58%, respectively.

/diamond/ YIELD QUOTATIONS - MONEY
          MARKET PORTFOLIO

From time to time the Money Market Portfolio may quote its yield in reports or other communications to policyholders or in advertising material. Yield quotations are expressed in annualized terms and reflect dividends of a Portfolio declared and reinvested daily based upon the net investment income earned by a Portfolio each day. The Portfolio's yields fluctuate and the yield on any day for any past period is not an indication as to future yields on any investment in the Portfolio's shares. Future yields are not guaranteed.

Yield is computed in accordance with a standardized method required by the SEC. The yields for the Money Market Portfolio for the seven-day period ended December 31, 1995, was 5.32% and was equivalent to a compound effective yield of 5.46%. The current yield for the Money Market Portfolio is an annualization, without compounding, of the portfolio rate of return, and is computed by determining the net change in the value of a hypothetical pre-existing account in the Portfolio having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (I.E., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original shares and any such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. The Money Market Portfolio may also calculate the compound effective annualized yields by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365/7, and subtracting 1. The yield quotations for the Money Market Portfolio do not take into consideration any deductions imposed by the Series Life Account or the Series Annuity Account.

Yield information is useful in reviewing the Money Market Portfolio's performance in seeking to meet its investment objective, but, because yields fluctuate, such information cannot necessarily be used to compare an investment in shares of the Portfolio with bank deposits, savings accounts and similar investment alternatives, which often provide an agreed or guaranteed fixed yield for a stated period of time. Also, the Portfolio's yields cannot always be compared with yields determined by different methods used by other funds. It should be emphasized that yield is a function of the kind and quality of the instruments in the Money Market Portfolio, portfolio maturity and operating expenses.

                                     TAXES

Shares of the Portfolios are offered only to the Separate Accounts that fund the Policies and Annuity Contracts. See the respective prospectuses for the Policies and Annuity Contracts for a discussion of the special taxation of insurance companies with respect to the Separate Accounts and of the Policies, the Annuity Contracts and the holders thereof.

Each Portfolio has qualified (except the U.S. Equity Portfolio and International Equity Portfolio which intend to qualify), and expects to continue to qualify, for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for that treatment, a Portfolio must distribute to its Policyholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) ("distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Portfolio must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months - options, futures or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the Portfolio's principal business of investing in securities (or options and futures with respect thereto) ("Short-Short Limitation"); (3) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities that, with respect to any one issuer, do not exceed 5% of the value of the Portfolio's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (4) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

As noted in the Prospectus, each Portfolio must, and intends to, comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of each Portfolio's assets that may be represented by any single investment (which includes all securities of the same issuer). For purposes of section 817(h), all securities of the same issuer, all interests in the same real property project, and all interest in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered securities issued by the same issuer. For information concerning the consequences of failure to meet the requirements of section 817(h), see the respective prospectuses for the Policies or the Annuity Contracts.

A Portfolio will not be subject to the 4% Federal excise tax imposed on RICs that do not distribute substantially all their income and gains each calendar year because that tax does not apply to a RIC whose only shareholders are segregated asset accounts of life insurance companies held in connection with variable annuity contracts and/or variable life insurance policies.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by the Portfolios. Income from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures, and forward contracts derived by a Portfolio with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

However, income from the disposition of options and futures contracts (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures, and forward contracts on foreign currencies, that are not directly related to a Portfolio's principal business of investing in securities (or options and futures with respect to securities) also will be subject to the Short-Short Limitation if they are held for less than three months.

If a Portfolio satisfies certain requirements, any increase in value on a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Portfolio satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that Limitation. A Portfolio will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent a Portfolio does not qualify for this treatment, it may be forced to defer the closing out of certain options and futures contracts beyond the time when it otherwise would be advantageous to do so, in order for the Portfolio to qualify as a RIC.

Dividends and interest received by each Portfolio may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

A Portfolio may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Portfolio will be subject to Federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in a Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If a Portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligations, the Portfolio will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss), even if they are not distributed to the Portfolio; those amounts would be subject to the Distribution Requirement. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

The foregoing is only a general summary of some of the important Federal income tax considerations generally affecting the Portfolios and their shareholders. No attempt is made to present a complete explanation of the Federal tax treatment of the Portfolios' activities, and this discussion and the discussion in the prospectuses and/or statements of additional information for the Policies and Annuity Contracts are not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisors for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Policies, Annuity Contracts and the holders thereof.

                           CAPITAL STOCK OF THE FUND

As described in the Prospectus, the Fund offers a separate class of common stock for each Portfolio. The Fund is currently comprised of the following
Portfolios: International Equity Portfolio; Aggressive Growth Portfolio; Emerging Growth Portfolio; Global Sector Portfolio; Global Portfolio; Growth Portfolio; C.A.S.E. Growth Portfolio; Value Equity Portfolio; Tactical Asset Allocation Portfolio; Equity-Income Portfolio; Utility Portfolio; Balanced Portfolio; Bond Portfolio; Short-to-Intermediate Government Portfolio; Money Market Portfolio; C.A.S.E. Growth & Income Portfolio; C.A.S.E. Quality Growth Portfolio; Foreign Sector Portfolio; US Sector Portfolio; Janus Balanced Portfolio; Leisure Portfolio; and U.S. Equity Portfolio.

                             REGISTRATION STATEMENT

There has been filed with the Securities and Exchange Commission, Washington, D.C. a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this Statement of Additional Information relates. If further information is desired with respect to the Portfolios or such securities, reference is made to the Registration Statement and the exhibits filed as part thereof.

                              FINANCIAL STATEMENTS

The audited financial statements for each Portfolio (except the Global Sector Portfolio, the Value Equity Portfolio, the International Equity Portfolio and the U.S. Equity Portfolio) of the Fund for the year ended December 31, 1995, and the report of the Fund's independent accountants are included in the 1995 Annual Report, and are incorporated herein by reference to such report. The financial statements (unaudited) of the Fund for the six-month period ended June 30, 1996 are included in the Fund's Semi-Annual Report and are incorporated herein by reference to such report. Unaudited financial statements for the Global Sector and Value Equity Portfolios are included in this Statement of Additional Information. Because the International Equity and U.S. Equity Portfolios did not commence operations until January 2, 1997, there are no financial statements for these Portfolios.

                               OTHER INFORMATION

/diamond/ INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP, located at 1055 Broadway, 10th Floor, Kansas City, Missouri 64105, serves as the Fund's independent accountants. The Fund has engaged Price Waterhouse LLP to examine, in accordance with generally accepted standards, its annual report. In addition, Price Waterhouse LLP signs the tax returns for each of the Portfolios of the Fund.

/diamond/ CUSTODIAN

Investors Bank & Trust Company ("IBT")located at 89 South Street, Boston, Massachusetts 02111, serves as the Fund's Custodian and Dividend Disbursing Agent. IBT provides comprehensive asset administrative services to the Fund and other members of the financial industry which include: multi-currency accounting; institutional transfer agency services; domestic and global custody; performance measures; foreign exchange; and securities lending and mutual fund administrative services.

                                  APPENDIX A
                     DESCRIPTION OF PORTFOLIO SECURITIES

   The following is intended only as a supplement to the information contained in the Prospectus and should be read only in conjunction with the Prospectus. Terms defined in the Prospectus and not defined herein have the same meanings as those in the Prospectus.

    1. CERTIFICATE OF DEPOSIT.* A certificate of deposit generally is a short-term, interest bearing negotiable certificate issue by a commercial bank or savings and loan association against funds deposited in the issuing institution.

    2. EURODOLLAR CERTIFICATE OF DEPOSIT.* A Eurodollar certificate of deposit is a short-term obligation of a foreign subsidiary of a U.S. bank payable in U.S. dollars.

    3. FLOATING RATE NOTE.* A floating rate note is debt issued by a corporation or commercial bank that is typically several years in term but whose interest rate is reset every one to six months.

    4. TIME DEPOSIT.* A time deposit is a deposit in a commercial bank for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

    5. BANKERS' ACCEPTANCE.* A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

    6. VARIABLE AMOUNT MASTER DEMAND NOTE.* A variable amount master demand note is a note which fixes a minimum and maximum amount of credit and provides for lending and repayment within those limits at the discretion of the lender. Before investing in any variable amount master demand notes, a Portfolio will consider the liquidity of the issuer through periodic credit analysis based upon publicly available information.

    7. PREFERRED STOCKS. Preferred stocks are securities which represent an ownership interest in a corporation and which give the owner a prior claim over common stock on the corporation's earnings and assets. Preferred stock generally pays quarterly dividends. Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stock from one another are the dividend rights, which may be cumulative or non-cumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospectus for capital appreciation or risks of capital loss.

    8. CONVERTIBLE SECURITIES. A Portfolio may invest in debt securities convertible into or exchangeable for equity securities, or debt securities that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities or acquired as part of units of the securities. Such securities normally pay less current income than securities into which they are convertible, and the concomitant risk of loss from declines in those values.

    9. COMMERCIAL PAPER.* Commercial paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs.

   10. REPURCHASE AGREEMENT.* A repurchase agreement is an instrument under which a Portfolio acquires ownership of a debt security and the seller agrees to repurchase the obligation at a mutually agreed upon time and price. The total amount received on repurchase is calculated to exceed the price paid by the Portfolio, reflecting an agreed upon market rate of interest for the period from the time of a Portfolio's purchase of the security to the settlement date (I.E., the time of repurchase), and would not necessarily relate to the interest rate on the underlying securities. A Portfolio will only enter into repurchase agreements with underlying securities consisting of U.S. Government or government agency securities, certificates of deposit, commercial paper or bankers' acceptances, and will be entered only with
-----------------
* Short-term Securities.

primary dealers. While a Portfolio may invest in repurchase agreements for periods up to 30 days, it is expected that typically such periods will be for a week or less. The staff of the SEC has taken the position that repurchase agreements of greater than seven days together with other illiquid investments should be limited to an amount not in excess of 15% of a Portfolio's net assets.

   Although repurchase transactions usually do not impose market risks on the purchaser, a Portfolio would be subject to the risk of loss if the seller fails to repurchase the securities for any reason and the value of the securities is less than the agreed upon repurchase price. In addition, if the seller defaults, a Portfolio may incur disposition costs in connection with liquidating the securities. Moreover, if the seller is insolvent and bankruptcy proceedings are commenced, under current law, a Portfolio could be ordered by a court not to liquidate the securities for an indeterminate period of time and the amount realized by a Portfolio upon liquidation of the securities may be limited.

   11. REVERSE REPURCHASE AGREEMENT. A reverse repurchase agreement involves the sale of securities held by a Portfolio, with an agreement to repurchase the securities at an agreed upon price, date and interest payment. A Portfolio will use the proceeds of the reverse repurchase agreements to purchase other money market securities maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. A Portfolio will utilize reverse repurchase agreements when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transactions.

   12. ASSET-BACKED SECURITIES. A Portfolio may invest in securities backed by automobile receivables and credit-card receivables and other securities backed by other types of receivables or other assets. Credit support for asset-backed securities may be based on the underlying assets and/or provided through credit enhancements by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over-collateralization. A Portfolio will only purchase an asset-backed security if it is rated at least "A" by S&P or Moody's.

   13. MORTGAGE-BACKED SECURITIES. A Portfolio may purchase mortgage-backed securities issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. Mortgage-backed securities include mortgage pass-through securities, mortgage-backed bonds, and mortgage pay-through securities. A mortgage pass-through security is a pro-rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder. Mortgage-backed bonds are general obligations of their issuers, payable out of the issuers' general funds and additionally secured by a first lien on a pool of mortgages. Mortgage pay-through securities exhibit characteristics of both pass-through and mortgage-backed bonds. Mortgage-backed securities also include other debt obligations secured by mortgages on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and a Portfolio may invest in them if it is determined they are consistent with the Portfolio's investment objective and policies.

   14. COLLATERALIZED MORTGAGE OBLIGATIONS. (CMOs) are pay-through securities collateralized by mortgages or mortgage-backed securities. CMOs are issued in classes and series that have different maturities and often are retired in sequence.

   15. STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities are created when the principal and interest payments of a mortgage-backed security are separated by a U.S. Government agency or a financial institution. The holder of the "principal-only" security receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security receives interest payments from the same underlying security.

   The value of mortgage-backed securities may change due to changes in the market's perception of issuers. In addition, the mortgage securities market in general may be adversely affected by regulatory or tax changes. Non-governmental mortgage-backed securities may offer a higher yield than those issued by government entities but also may be subject to greater price change than government securities.

   Like most mortgage securities, mortgage-backed securities are subject to prepayment risk. When prepayment occurs, unscheduled or early payments are made on the underlying mortgages, which may shorten the effective maturities of those securities an may lower their total return. Furthermore, the prices of stripped mortgage-backed securities can be significantly affected by changes in interest rates as well. As interest rates fall, prepayment rates tend to increase, which in turn tends to reduce prices of "interest-only" securities and increase prices of "principal-only" securities. Rising interest rates can have the opposite effect.

   16. FINANCING CORPORATION SECURITIES. (FICOs) are debt obligations issued by the Financing Corporation. The Financing Corporation was originally created to recapitalize the Federal Savings and Loan Insurance Corporation (FSLIC) and now functions as a financing vehicle for the FSLIC Resolution Fund, which received substantially all of FSLIC's assets and liabilities.

   17. U.S. GOVERNMENT SECURITIES. U.S. Government securities are securities issued by or guaranteed by the U.S. Government or its agencies or instrumentalities. U.S. Government securities have varying degrees of government backing. They may be backed by the credit of the U.S. Government as a whole or only by the issuing agency or instrumentality. For example, securities issued by the Financing Corporation are supported only by the credit of the Financing Corporation, and not by the U.S. Government. Securities issued by the Federal Home Loan Banks and the Federal National Mortgage Association (FNMA) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. U.S. Treasury bonds, notes, and bills, and some agency securities, such as those issued by the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. Government as to payment of principal and interest and are the highest quality U.S. Government securities. Each Portfolio, and its share price and yield, are not guaranteed by the U.S. Government.

   18. ZERO COUPON BONDS. Zero coupon bonds are created three ways:

       1) U.S. TREASURY STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financial Corporation (FICO) also can be stripped in this fashion.

       2) STRIPS are created when a dealer deposits a Treasury Security or a Federal agency security with a custodian for safe keeping and then sells the coupon payments and principal payment that will be generated by this security separately. Proprietary receipts, such as Certificates of Accrual on Treasury Securities (CATS), Treasury Investment Growth Receipts (TIGRS), and generic Treasury Receipts
          (TRs), are stripped U.S. Treasury securities separated into their component parts through custodial arrangements established by their broker sponsors. FICO bonds have been stripped in this fashion. The Portfolios have been advised that the staff of the Division of Investment Management of the Securities and Exchange Commission does not consider such privately stripped obligations to be U.S. Government securities, as defined by the 1940 Act. Therefore, the Portfolios will not treat such obligations as U.S. Government securities for purposes of the 65% portfolio composition ratio.

       3) ZERO COUPON BONDS can be issued directly by Federal agencies and instrumentalities, or by corporations. Such issues of zero coupon bonds are originated in the form of a zero coupon bond and are not created by stripping an outstanding bond.

   Zero coupon bonds do not make regular interest payments. Instead they are sold at a deep discount from their face value. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change. In calculating its dividends, the fund takes into account as income a portion of the difference between zero coupon bond's purchase price and its face value.

   19. BOND WARRANTS. A warrant is a type of security that entitles the holder to buy a proportionate amount of a bond at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. Warrants generally trade in the open market and may be sold rather than exercised.

   20. OBLIGATIONS OF SUPRANATIONAL ENTITIES. Obligations of supranational entities include those of international organizations designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies.

Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. There is no assurance that foreign governments will be able or willing to honor their commitments.

   21. EQUIPMENT LEASE AND TRUST CERTIFICATES. A Portfolio may invest in equipment lease and trust certificates, which are debt securities that are secured by direct or indirect interest in specified equipment or equipment leases (including, but not limited to, railroad rolling stock, planes, trucking or shipping fleets, or other personal property).

WRL SERIES FUND, INC.
MERIDIAN/INVESCO GLOBAL SECTOR PORTFOLIO
(UNAUDITED)
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

ASSETS:                                               AUGUST 31, 1996

  Investments in securities, at market value
    (cost $ 3,088,114).............................      $  3,067,842

  Short-term securities, at amortized cost                          0
  Cash............................................            481,096
  Receivables:
    Fund shares sold..............................                  0
    Securities sold...............................                  0
    Interest......................................             12,265
    Dividends.....................................              1,900
    Foreign Receivable............................                132
    Other.........................................                  0
                                                         ------------

      Total assets................................          3,563,235
                                                         ------------

LIABILITIES:

  Fund shares purchased..........................                 0
  Securities purchased...........................            258,767
  Accounts payable and accrued liabilities:
    Investment advisory fees.....................              2,523
    Custody fees.................................                459
    Dividends to shareholders....................                  0
    Deposits for securities on loan..............                  0
    Other Fees...................................                  0
                                                        ------------

      Total liabilities..........................            261,749
                                                        ------------

        Total net assets.........................        $ 3,301,486
                                                        ============
NET ASSETS:

  Capital stock
    ($  .01 par value 75,000,000 authorized)            $     3,336
  Additional paid-in capital.....................         3,311,952
  Accumulated undistributed income:
    Accumulated undistributed net investment
      income (loss)..............................           12,736
   Accumulated undistributed net realized
      gain (loss) on:
      Investment transactions....................           (6,461)
      Foreign currency transactions..............               71
  Net unrealized appreciation (depreciation) on:
    Investment securities........................          (20,272)
    Foreign currency transactions................              124
  Net assets applicable to outstanding                ------------
    shares of capital............................     $  3,301,486
                                                      ============
  Shares outstanding at August 31, 1996                    333,551
                                                      ============
  Net asset value per share......................     $       9.90
                                                      ============

STATEMENT OF OPERATIONS
                                                   PERIOD ENDED
INVESTMENT INCOME:                             AUGUST 31, 1996*

  Interest.......................................    $  16,172
  Dividends (Net of foreign tax of $95)                  4,569
                                                     ---------

      Total investment income....................       20,741
                                                     ---------

EXPENSES:

  Investment advisory fees.......................        6,773
  Printing and shareholder reports...............          192
  Custody fees...................................       10,181
  Legal fees.....................................           17
  Auditing and accounting fees...................        1,505
  Directors fees.................................            3
  Registration fees..............................            4
  Other fees.....................................            7
                                                     ---------
      Total expenses.............................       18,682

  Less:
    Advisory fee waiver..........................
      and expense reimbursement..................       10,677
    Fees paid indirectly.........................            0
                                                     ---------
        Net expenses.............................        8,005
                                                     ---------
  Net investment income (loss)...................       12,736
                                                     ---------
  Net realized gain (loss) on:
    Investment securities........................      (6,461)
    Foreign currency transactions................           71
                                                     ---------
      Total net realized gain (loss).............       (6,390)
                                                     ---------
  Change in unrealized appreciation
  (depreciation) on:
    Investment securities........................      (20,272)
    Foreign currency transactions................          124
      Total change in unrealized                     ---------
      appreciation (depreciation)................      (20,148)
                                                     ---------
  Net gain (loss) on investments................       (26,538)
                                                     ---------
    Net increase (decrease) in net assets
      resulting from operations..... ...........     $ (13,802)
                                                     =========
* The inception of this portfolio was May 1, 1996.


WRL SERIES FUND, INC.
MERIDIAN/INVESCO GLOBAL SECTOR PORTFOLIO
(UNAUDITED)
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
                                                                            PERIOD ENDED
                                                                           AUGUST 31, 1996*

OPERATIONS:
  Net investment income (loss)...........................................  $    12,736
  Net realized gain (loss) on investments and foreign
    currency transactions................................................       (6,390)
  Change in unrealized appreciation (depreciation) on investments and
    foreign currency transactions........................................      (20,148)
                                                                           -----------
    Net increase (decrease) in net assets resulting from operations......      (13,802)
                                                                           -----------
DISTRIBUTION TO SHAREHOLDERS:

  Net investment income.................................................             0
  Net realized gains....................................................             0
                                                                           -----------
    Total distributions.................................................             0
                                                                           -----------
CAPITAL SHARE TRANSACTIONS:

  Net proceeds from sales of shares.....................................     3,438,371
  Dividends and distributions reinvested................................             0
  Cost of shares repurchased............................................      (123,083)
                                                                           -----------
    Increase (decrease) in net assets from capital shares transactions..     3,315,288
                                                                           -----------
    Net increase (decrease) in net assets ..............................     3,301,486

NET ASSETS:

  Beginning of period...................................................             0
                                                                           -----------
  End of period.........................................................   $ 3,301,486
                                                                           ===========
    Undistributed net investment income.................................   $    12,736
                                                                           ===========
SHARE ACTIVITY:

  Shares outstanding - beginning of period .............................             0
                                                                           -----------
  Shares issued.........................................................       345,983
  Shares issued - reinvestment of dividends and distributions...........             0
  Shares redeemed.......................................................       (12,432)
                                                                           -----------
  Increase (decrease) in shares outstanding.............................       333,551
                                                                           -----------
  Shares outstanding - end of period....................................       333,551
                                                                           ===========

  * The inception of this portfolio was May 1, 1996


WRL SERIES FUND, INC
MERIDIAN/INVESCO GLOBAL SECTOR PORTFOLIO
(UNAUDITED)
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS*
FOR THE PERIOD ENDED

                                                              AUGUST 31
                                                             ---------
                                                                1996/dagger/
                                                                -----

Net asset value, beginning of period ................     $      10.00
Income from operations:
    Net investment income (loss) ....................              .07
    Net realized and unrealized
      gain (loss) on investments.....................             (.17)
                                                              ---------
      Total income (loss) from operations............             (.10)
                                                              ---------
  Distributions:
    Dividends from net investment income.............            (.00)
    Distributions from net realized gains
      on investments.................................             .00
                                                             ---------
      Total distributions............................            (.00)
                                                             ---------
Net asset value, end of period.......................     $       9.90
                                                             =========

Total return ........................................            -1.01%

Ratios and supplemental data:
  Net assets at end of period
    (in thousands)...................................     $      3,301
  Ratio of expenses to average net assets ...........             1.10%
  Ratio of net investment income (loss)
    to average net assets............................             1.74%
  Ratio of commissions paid to number of shares......             3.43%
  Portfolio turnover rate............................            10.57%

* The above table illustrates the change for a share outstanding computed using average shares outstanding through the period. See Note 5.

/dagger/ The inception of this portfolio was May 1, 1996. The total return is not annualized.

WRL SERIES FUND, INC.
VALUE EQUITY PORTFOLIO
(UNAUDITED)
-------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

ASSETS:                                                          AUGUST 31, 1996

Investments in securities, at market value
  (cost $ 16,470,141) ......................................         $16,609,973

Short-term securities, at ..................................           5,372,743
amortized cost
Cash .......................................................                   0
Receivables:
  Fund shares sold .........................................                   0
  Securities sold ..........................................                   0
  Interest .................................................               2,229
  Dividends ................................................              23,508
  Other ....................................................                   0
                                                                     -----------

    Total assets ...........................................          22,008,453
                                                                     -----------
LIABILITIES:

Fund shares purchased .....................................                    0
Securities purchased ......................................            1,371,441
Accounts payable and accrued liabilities:
  Investment advisory fees ................................                8,894
  Custody and transfer agent fees .........................                    0
Auditing and accounting fees ..............................                2,223
  Dividends to shareholders ...............................                    0
  Deposits for securities on loan .........................                    0
  Other fees ..............................................                    0
                                                                     -----------

    Total liabilities .....................................            1,382,558
                                                                     -----------

      Total net assets ....................................          $20,625,895
                                                                     ===========
NET ASSETS:

Capital stock
  ($ .01 par value 75,000,000 authorized) ..................       $     20,273
Additional paid-in capital .................................         20,425,689
Accumulated undistributed income:
  Accumulated undistributed net investment
    income (loss) ..........................................             40,110
  Accumulated undistributed net realized
    gain (loss) on:
    Investment transactions ................................                 (9)
Net unrealized appreciation (depreciation) on:
  Investment securities ....................................            139,832
                                                                   ------------
Net assets applicable to outstanding
  shares of capital ........................................       $ 20,625,895
                                                                   ============
Shares outstanding at August 31, 1996 ......................          2,027,264
                                                                   ============

Net asset value per share ..................................       $      10.17
                                                                   ============

STATEMENT OF OPERATIONS

                                                                   PERIOD ENDED
INVESTMENT INCOME:                                              AUGUST 31, 1996*

  Interest .....................................................      $  25,702
  Dividends ....................................................         33,135
                                                                      ---------

      Total investment income ..................................         58,837
                                                                      ---------

EXPENSES:

  Investment advisory fees .....................................         14,981
  Printing and shareholder reports .............................            885
  Custody fees .................................................         10,691
  Legal fees ...................................................             55
  Auditing and accounting fees .................................          1,505
  Directors fees ...............................................              9
  Registration fees ............................................             13
  Other fees ...................................................             32
                                                                      ---------

      Total expenses ...........................................         28,171

  Less:
    Advisory fee waiver
      and expense reimbursement ................................          9,440
    Fees paid indirectly .......................................              4
                                                                      ---------

        Net expenses ...........................................         18,727
                                                                      ---------

  Net investment income (loss) .................................         40,110
                                                                      ---------

  Net realized gain (loss) on:
    Investment securities ......................................             (9)
                                                                      ---------

        Total net realized gain (loss) .........................             (9)

  Change in unrealized appreciation
    (depreciation) on:
    Investment securities ......................................        139,832
                                                                      ---------
        Total change in unrealized
         appreciation (depreciation) ...........................        139,832
                                                                      ---------
  Net gain (loss) on investments ...............................        139,823
                                                                      ---------

  Net increase (decrease) in net
      assets resulting from
      operations ...............................................      $ 179,933
                                                                      =========
  * The inception of this portfolio was May 1, 1996

WRL SERIES FUND, INC.
VALUE EQUITY PORTFOLIO
(UNAUDITED)
-------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                  PERIOD ENDED
OPERATIONS:                                                     AUGUST 31, 1996*

  Net investment income (loss) ................................    $     40,110
  Net realized gain (loss) on investments .....................              (9)
  Change in unrealized appreciation (depreciation) ............         139,832
      on investments                                               ------------

    Net increase (decrease) in net assets .....................         179,933
      resulting from operations                                    ------------

DISTRIBUTION TO SHAREHOLDERS:

  Net investment income .......................................               0
  Net realized gains ..........................................               0
                                                                   ------------

    Total distributions .......................................               0
                                                                   ------------

CAPITAL SHARE TRANSACTIONS:

  Net proceeds from sales of shares .........................        20,722,618
  Dividends and distributions reinvested ....................                 0
  Cost of shares repurchased ................................          (276,656)
                                                                   ------------

    Increase (decrease) in net assets from capital ..........        20,445,962
      shares transactions                                          ------------

    Net increase (decrease) in net assets ...................        20,625,895

NET ASSETS:

  Beginning of period .......................................                 0
                                                                   ------------

  End of period .............................................      $ 20,625,895
                                                                   ============
    Undistributed net investment income .....................      $     40,110
                                                                   ============

SHARE ACTIVITY:

  Shares outstanding - beginning of period ..................                 0
                                                                   ------------

  Shares issued .............................................         2,055,476
  Shares issued - reinvestment of dividends .................                 0
    and distributions
  Shares redeemed ...........................................           (28,212)
                                                                   ------------

  Increase (decrease) in shares outstanding .................         2,027,264
                                                                   ------------

  Shares outstanding - end of period ........................         2,027,264
                                                                   ============

  * The inception of this portfolio was May 1, 1996.

WRL SERIES FUND, INC.
VALUE EQUITY PORTFOLIO
(UNAUDITED)


FINANCIAL HIGHLIGHTS*
FOR THE PERIOD ENDED
                                                                     AUGUST 31
                                                                   ------------
                                                                   1996\dagger\
                                                                   ------------

Net asset value, beginning of period .............................. $     10.00
Income from operations:

    Net investment income (loss) ..................................         .06
    Net realized and unrealized
      gain (loss) on investments ..................................         .11
                                                                     ----------

      Total income (loss) from operations .........................         .17
                                                                     ----------

  Distributions:

    Dividends from net investment income ..........................         .00
    Distributions from net realized gains
      on investments ..............................................         .00
                                                                     ----------
      Total distributions .........................................         .00
                                                                     ----------

Net asset value, end of period .................................... $     10.17
                                                                    ===========

Total return ......................................................        1.74%

Ratios and supplemental data:
  Net assets at end of period

    (in thousands) ................................................ $    20,626
  Ratio of expenses to average net assets .........................       0.65%
  Ratio of net investment income (loss)
    to average net assets .........................................       1.39%
  Ratio of commissions paid to number of shares ...................       7.30%
  Portfolio turnover rate .........................................       1.62%

* The above table illustrates the change for a share outstanding computed using average shares outstanding through the period. See Note 5.

\dagger\ The inception of this portfolio was May 1, 1996.

WRL SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)
--------------------------------------------------------------------------------
AUGUST 31, 1996

NOTE 1  - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         The WRL Series Fund, Inc. (the "Fund") is a diversified, open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985 as a Maryland Corporation and commenced operations on October 2, 1986.

         The Fund consists of a series of investment portfolios, including the Meridian/INVESCO Global Sector Portfolio, and the Value Equity Portfolio (the "Portfolios"). Shares of the Fund are sold to the WRL Series Life Account (the "Life Account") and the WRL Series Annuity Account (the "Annuity Account"), collectively called the Separate Accounts of Western Reserve Life Assurance Co. of Ohio ("WRL"), to fund benefits under variable universal life insurance policies and variable annuity contracts issued by WRL.

     On May 1, 1996, WRL supplied seed capital as follows:

     Meridian/INVESCO Global Sector    $1,000,000
     Value Equity                         500,000

         The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A.       VALUATION OF INVESTMENTS

         Securities held by the Portfolios are valued at market value, except for short-term debt securities. Short-term debt securities maturing in 60 days or less are valued on the amortized cost basis, which approximates market value. Stocks are valued at the latest sale price on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the latest bid price is used. Bonds are valued using prices quoted by a major dealer in bonds which offers a pricing service. Certain pricing methodologies, such as matrix pricing of bonds, may involve the use of estimates and actual sales prices may differ. Securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

         The value of foreign securities are translated into U.S. dollars using spot foreign exchange rates.

B.       SECURITY TRANSACTIONS AND INVESTMENT INCOME

         Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in first-out basis for both tax and financial reporting purposes. Dividend income is recorded on the ex-dividend date, and interest income, including amortization of bond premium and accretion of discount, is accrued daily. Dividend income on foreign securities is recorded net of foreign tax withholdings.

         The accounting records of the Fund are maintained in U.S. dollars. For transactions denominated in a currency other than the U.S. dollar, purchases and sales of securities, income received, and expenses paid are translated into U.S. dollars at the foreign exchange spot rate on the date the transaction is recorded. Currency gain and loss is also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

         The unrealized gain or loss on forward foreign currency contracts is due to the difference between the foreign exchange contract rate and the foreign exchange forward rate applicable to that contract at the end of the period. This gain or loss becomes realized when the contract is closed or settled.

         Futures contracts and options are valued based upon daily settlement prices with the fluctuations in value recorded as unrealized gains and losses. These gains and losses become realized when the position is closed. The risks associated with the use of options and futures contracts involve the possibilities of an illiquid market and an imperfect correlation between the value of the instrument and the underlying security.

C.       FEDERAL INCOME TAXES

         It is the Fund's policy to distribute substantially all its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles

WRL SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
(UNAUDITED)


NOTE 1 (CONTINUED)

     for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for Federal income taxes has been made.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

D.   DIVIDENDS AND DISTRIBUTIONS

     Dividends of the Portfolios are declared and reinvested semi-annually, while capital gain distributions are declared and reinvested annually. Dividends and distributions of the Fund are generally paid to and reinvested by the Separate Account on the next business day after declaration.

E.   ORGANIZATION COSTS

     All costs incurred in connection with the formation of the Fund and its portfolios were normally paid by WRL.

NOTE 2 - INVESTMENT ADVISORY AND AFFILIATES

A.   INVESTMENT ADVISORY

     The Fund has entered into an annually renewable investment advisory agreement for the Portfolios with WRL as investment adviser. The Fund pays to WRL, and charges to each respective Portfolio, advisory fees each month at the following annual rate expressed as a percentage of the average daily net assets of the respective Portfolio:

     PORTFOLIO                    PERCENT OF ASSETS
     ---------                    -----------------
     Meridian/INVESCO Global Sector       1.10%
     Value Equity                          .80%

     WRL has entered into a sub-advisory agreement with various management companies. Pursuant to the Meridian/INVESCO Global Sector Portfolio agreement, Meridian Investment Management Corporation receives monthly compensation from the Investment Adviser, as a percentage of the Portfolio's average daily net assets, at an annual rate of 0.30% of the first $100 million of assets and 0.35% of assets in excess of $100 million. For its services, INVESCO Global Asset Management Limited receives monthly compensation from the Investment Adviser, as a percentage of the Portfolio's average daily net assets, at an annual rate of 0.40% of the first $100 million of assets and 0.35% of assets in excess of $100 million.

     Pursuant to the Value Equity Portfolio agreement, fifty percent of the advisory fee paid to WRL less fifty percent of any expense reimbursement is due to NWQ Investment Management, Inc.

     WRL currently voluntarily waives its advisory fees to the extent a Portfolio's normal operating expenses exceeds the percentage of net assets of the Portfolio as listed below:

     PORTFOLIO               PERCENTAGE OF ASSETS
     ---------               --------------------
     Value Equity                   1.00%

     The Portfolios are charged for expenses that specifically relate to their individual operations. All other operating expenses of the Fund that are not attributable to a specific portfolio are allocated based upon the proportionate number of contract holders of the underlying sub-accounts. WRL directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses WRL. All normal operating expenses that exceed the established expense limit set forth above will be borne by WRL.

B.   AFFILIATES

     WRL is an indirect wholly-owned subsidiary of AEGON USA, Inc., which is an indirect wholly-owned subsidiary of AEGON nv, a Netherlands corporation.


WRL SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
(UNAUDITED)

NOTE 3  -  SECURITY TRANSACTIONS

Securities transactions are summarized as follows:

                                                        MERIDIAN/
                                                         INVESCO
                                                         GLOBAL          VALUE
                                                         SECTOR         EQUITY
                                                        PORTFOLIO      PORTFOLIO
                                                        ---------      ---------
For the period ended August 31, 1996:
Purchases of securities:
    Long-term excluding U.S. Government........... $  2,634,192  $    $ 16,563,929
    U.S. Government securities....................      630,462                  0
  Proceeds from maturities and sales of securities:
    Long-term excluding U.S. Government...........       33,625             93,778
    U.S. Government securities....................      136,763                  0

NOTE 4  -  FEDERAL INCOME TAX MATTERS

    The income, expenses, gains and losses on securities transactions attributed to each Portfolio for accounting purposes, are also attributed to that Portfolio for Federal income tax purposes. Gains and losses on forward currency contracts, if applicable, are treated as ordinary income for Federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

    Each portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

    The aggregate cost of investments and composition of unrealized appreciation and depreciation for federal income tax purposes as of August 31, 1996 are as follows:

                                                                                              NET UNREALIZED
                                                FEDERAL TAX     UNREALIZED      UNREALIZED     APPRECIATION
PORTFOLIO                                       COST BASIS     APPRECIATION    DEPRECIATION   (DEPRECIATION)
---------                                       ----------     ------------    ------------   --------------
Meridian/INVESCO Global Sector............   $   3,088,114     $     75,119     $    95,391    $   (20,272)
Value Equity..............................      21,842,884          322,808         182,976        139,832

NOTE 5  -  FINANCIAL HIGHLIGHTS

    The Financial Highlights for each Portfolio is for the period from inception, which is less than one year; therefore the total return shown is not annualized.

    The total return and the change in value of the Portfolio reflect the advisory fee and all other Portfolio expenses and include reinvestment of dividends and capital gains; they do not reflect the charges against the corresponding sub-accounts or the charges and deduction under the applicable annuity contracts.

    The ratio of expenses to average net assets in the financial highlights is net of advisory fee waiver (see Note 2). The August 31, 1996 ratio is annualized, along with the ratio of net investment income to average net assets.

    Without the advisory fee waived by WRL, the ratio would be as follows:

         Meridian/INVESCO Global Sector           2.56%
         Value Equity                             0.97%